As filed with the Securities and Exchange Commission on August 28, 2001
                           Registration No. 333-32531


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington. D.C. 20549


                           POST-EFFECTIVE AMENDMENT NO. 6 TO
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                              (Exact Name of Trust)

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                               (Name of Depositor)

                               One American Square
                        Indianapolis, Indiana 46282
               (Address of Depositor's Principal Executive Office)

                              John C. Swhear, Esq.
                                 Senior Counsel
                     American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (Check appropriate Space)


 X
_____     immediately upon filing pursuant to paragraph (b) of Rule 485


          on                  pursuant to paragraph (b) of Rule 485
_____        ----------------


_____     60 days after filing pursuant to paragraph (a)(1) of Rule 485


_____     on (date) pursuant to paragraph (a)(1) of Rule 485

_____ this post-effective amendment designates a new effective date for a previously filed amendment.

               AUL American Individual Variable Life Unit Trust of
                    American United Life Insurance Company(R)

                           Flexible Premium Adjustable
                        Variable Life Insurance Policies

                             RECONCILIATION AND TIE

                  (Form N-8B-2 Items required by Instruction as
                         to the Prospectus in Form S-6)


Form N-8B-2                                                    Form S-6
Item Number                                              Heading in Prospectus

                    I. Organization and General Information

1.       (a) Name of trust............................   Prospectus front cover

         (b) Title of securities issued..............    Prospectus front cover

2.       Name and address of each depositor..........    Prospectus front cover

3.       Name and address of trustee.................    N/A

4.       Name and address of each principal
           underwriter...............................    Sale of the Policies

5.       State of organization of trust..............    Separate Account

6.       Execution and termination of trust
           agreement.................................    Separate Account

9.       Litigation.................................     Other Information About the
                                                          Policies and AUL - Litigation

                      II. General Description of the Trust
                           and Securities of the Trust

10.      (a)      Registered or bearer                    Summary and Diagram
                    securities........................     of the Policy

         (b)      Cumulative or distributive              Summary and Diagram
                    securities.........................    of the Policy

                                       i


         (c)   Withdrawal or Redemption...............    Cash Benefits - Policy Loans; Cash
                                                            Benefits - Surrendering the Policy for
                                                            Net Cash Value

         (d)   Conversion, transfer, etc................   Premium Payments and Allocations -
                                                            Transfer Privilege; Premium Payments and Allocations
                                                            - Dollar Cost Averaging Program;
                                                            Premium Payments and Allocations -
                                                            Portfolio Rebalancing Program; Cash Benefits
                                                            - Policy Loans; Cash Benefits - Partial
                                                            Surrenders; Other Policy Benefits and
                                                            Provisions Exchange for Paid-Up Policy

         (e)  Lapse or Default..........................    Premium Payments and Allocations - Premium Payments to Prevent Lapse;
                                                             Other Policy Benefits and Provisions - Reinstatement

         (f)  Voting rights.............................    Other Information About the Policies and AUL - Voting Rights

         (g)  Notice to security holders...............     Other Policy Benefits and Provisions -
                                                             Changes in the Policy or Benefits;
                                                             Other Policy Benefits and Provisions
                                                             Reports to Policy Owners; Other
                                                             Information About the Policies and
                                                             AUL  - Addition, Deletion or
                                                             Substitution of Investments

         (h)  Consents required........................     Other Information About the
                                                              Policies and AUL  - Voting Rights;
                                                              Other Policy Benefits and Provisions
                                                              - Changes in the Policy or
                                                              Benefits; Other Information About
                                                              the Policies and AUL  - Voting
                                                              Rights; Other Information About
                                                              the Policies and AUL  - Addition,
                                                              Deletion or Substitution of Investments
                                       ii




         (i)  Other provisions.........................     Premium Payments and Allocations; Charges and Deductions;
                                                             Death Benefits and Changes in Face Amount; Cash
                                                             Benefits; Summary and Diagram of the
                                                             Policy; Fixed Account

11.      Type of securities comprising units...........     Prospectus front cover; General
                                                             Information About AUL, the Separate
                                                             Account and the Funds

12.      Certain information regarding periodic
          payment plan certificates....................     General Information About AUL, the
                                                             Separate Account and the Funds- The Funds

13.      (a)      Load, fees, expenses, etc.............    Charges and Deductions

         (b)      Certain information regarding
                    periodic payment plan
                    certificates........................    N/A

         (c)      Certain percentages...................    Charges and Deductions

         (d)      Certain other fees, etc...............    Charges and Deductions

         (e)      Certain other profits or benefits.....    Premium Payments and Allocations
                                                             - Transfer Privilege;  Fixed Account
                                                             Transfers from Fixed Account; Illustrations
                                                             of Account Values,  Cash Values,
                                                             Death Benefits and Accumulated
                                                             Premium Payments

         (f)     Other benefits..........................   General Information About AUL, the
                                                             Separate Account and the Funds - The Funds

         (g)     Ratio of annual charges to
                  income..................................  N/A

                                      iii





14.      Issuance of trust's securities................     Summary and Diagram of the Policy; Premium Payments
                                                             and Allocations

15.      Receipt and handling of payments                   Premium Payments and
           from purchasers.............................      Allocations

16.      Acquisition and disposition of                     General Information About AUL,
           underlying securities ......................      the Separate Account and the Funds; Charges and
                                                             Deductions- Fund Expenses

17.      Withdrawal or redemption......................     Premium Payments and Allocations-Transfer
                                                             Privilege; Fixed Account Transfers from
                                                             Fixed Account; Fixed Account - Payment
                                                             Deferral; Charges and Deductions -
                                                             Surrender Charge; Cash Benefits -
                                                             Surrendering the Policy for Net Cash Value;
                                                             Cash Benefits - Policy Loans; Cash Benefits
                                                             - Partial Surrenders; Cash Benefits -
                                                             Settlement Options; Other Information
                                                             About the Policies and AUL  - Reinstatement

18.      (a)     Receipt, custody and                        General Information About AUL,
                  disposition of income ...............      the Separate Account and the
                                                              Funds - Separate Account; Other
                                                              Policy Benefits and Provisions -
                                                              Dividends; Tax Considerations

         (b)      Reinvestment of
                    distributions......................      N/A

         (c)      Reserves or special funds............      N/A

         (d)      Schedule of distributions............      N/A

19.      Records, accounts and reports.................      Other Policy Benefits and Provisions - Reports to Policy Owners

                                       iv



20.      Certain miscellaneous provisions
           of trust agreement:

         (a)      Amendment............................     N/A

         (b)      Termination..........................     N/A

         (c)      and (d) Trustee, removal and
                    successor..........................     N/A

         (e)      and (f) Depositors, removal
                    and successor......................     N/A

21.      Loans to security holders.....................     Cash Benefits - Policy Loans

22.      Limitations on liability......................     N/A

23.      Bonding arrangements..........................     N/A

24.      Other material provisions of
           trust agreement..............................    Other Information About the
                                                             Policies and AUL

                        III. Organizations, Personnel and
                             Affiliated Persons of Depositor

25.      Organization of depositor.....................     AUL

26.      Fees received by depositor

         (a)      Under the policies...................     N/A

         (b)      From the Funds.......................     General Information About AUL, the
                                                             Separate Account and the Funds - The Funds

27.      Business of depositor.........................     General Information About AUL, the
                                                             Separate Account and the Funds - AUL

28.      Certain information as to officials
          and affiliated persons of depositor..........     Other Information About the
                                                             Policies and AUL - AUL Directors and
                                                              Executive Officers
                                       v

29.      Voting securities of depositor................     N/A

30.      Persons controlling depositor.................     N/A

31.      Payments by depositor for certain
           services rendered to trust..................     N/A

32.      Payments by depositor for certain
           other services rendered to
           trust.......................................     N/A

33.      Remuneration of employees of
           depositor for certain services
           rendered to trust...........................     N/A

34.      Remuneration of other persons
           for certain services rendered
           to trust....................................     N/A

                  IV. Distribution and Redemption of Securities

35.      Distribution of trust's securities
           by states...................................     N/A

37.      Revocation of authority to
           distribute..................................     N/A

38.      (a)   Method of distribution..................     Other Information About the Policies
                                                             and AUL - Sale of the Policies

         (b)   Underwriting agreements.................     Other Information About the Policies
                                                             and AUL - Sale of the Policies

         (c)   Selling agreements......................     Other Information About the Policies
                                                             and AUL - Sale of the Policies

39.      (a)      Organization of principal
                    underwriters.......................     See Item 25


                                       vi




         (b)      N.A.S.D. membership of
                   principal underwriters..............     Other Information About the Policies
                                                             and AUL - Sale of the Policies

40.      Certain fees received by principal
           underwriters................................     See Item 26

41.      (a)      Business of each principal
                    underwriter........................     See Item 27

42.      Ownership of trust's securities
           by certain persons..........................     N/A

43.      Certain brokerage commissions
           received by principal
           underwriters................................     N/A

44.      (a)      Method of valuation..................     How Your Account Values Vary

         (b)      Schedule as to offering
                    price..............................     Charges and Deductions

         (c)      Variation in offering price
                    to certain persons.................     Charges and Deductions

45.      Suspension of redemption rights...............      N/A

46.      (a)  Redemption Valuation.....................      How Your Account Value Varies; Cash
                                                              Benefits - Surrender Charge

         (b)  Schedule as to redemption
               price....................................     Cash Benefits - Surrender Charge

47.      Maintenance of position in
          underlying securities........................      General Information About AUL,
                                                              the Separate Account and the
                                                              Funds Separate Account; General
                                                              Information About AUL, the
                                                              Separate Account and the Funds
                                                              -  The Funds; Premium Payments
                                                              and Allocations - Premium Allocations
                                                              and Crediting
                                      vii

               V. Information Concerning the Trustee or Custodian

48.      Organization and regulation of
           trustee.....................................     N/A

49.      Fees and expenses of trustees.................     N/A

50.      Trustee's lien................................     N/A

                     VI. Information Concerning Insurance of
                              Holders of Securities

51.      Insurance of holders of trust's                    Summary and Diagram of the
          securities...................................      Policy; General Information
                                                             About AUL, the Separate Account and the
                                                             Funds; Death Benefit and Changes in
                                                             Face Amount; Cash Benefits; Other
                                                             Policy Benefits and Provisions; Other
                                                             Information About the Policies and AUL;
                                                             Premium Payments and Allocations

                           VII. Policy of Registrant

52.      (a)      Provisions of trust agreement
                    with respect to selection or
                    elimination of underlying
                    securities.........................     Other Information About the Policies
                                                              and AUL - Addition, Deletion or
                                                              Substitution of Investments; General
                                                              Information About AUL, the Separate
                                                              Account and the Funds

         (b)      Transactions involving elimination
                    of underlying securities...........     N/A

         (c)      Policy regarding substitution
                    or elimination of under-
                    lying securities...................    See Item 52(a)

         (d)      Fundamental policy not other-
                    wise covered.......................    N/A

53.      Tax status of trust...........................    Tax Considerations

                                      viii



                   VIII. Financial and Statistical Information

54.      Trust's securities during last
           ten years...................................     N/A

55.      Trust's securities during last
           ten years...................................     N/A


                                   PROSPECTUS

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                    American United Life Insurance Company(R)
                       One American Square, P.O. Box 7127
                        Indianapolis, Indiana 46209-7127

This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by American United Life Insurance Company(R) ("AUL," "we," "us" or "our") subject to approval in individual states. AUL designed the Policy to provide insurance protection on the Insured (or Insureds if you choose the Last Survivor Rider) named in the Policy. The Policy also provides you with the flexibility to vary the amount and timing of premium payments and to change the amount of death benefits payable under the Policy. This flexibility allows you to provide for your changing insurance needs under a single insurance Policy.

You also have the opportunity to allocate Net Premiums and Account Value to one or more Investment Accounts of the AUL American Individual Variable Life Unit Trust (the "Separate Account") and to AUL's general account (the "Fixed Account"), within limits. This Prospectus generally describes only that portion of the Account Value allocated to the Separate Account. For a brief summary of the Fixed Account, see "Fixed Account." AUL invests the assets of each Investment Account in a corresponding mutual fund portfolio (each, a "Portfolio"). The investment advisers shown below manage each Fund and its Portfolio(s).


Fund/Investment Adviser                            Investment Account and Corresponding Mutual Fund Portfolio
-----------------------                            ----------------------------------------------------------

AUL American Series Fund, Inc.                     AUL American Equity Portfolio
  American United Life Insurance Company(R)        AUL American Bond Portfolio
                                                   AUL American Money Market Portfolio
                                                   AUL American Managed Portfolio

Alger American Fund                                Alger American Growth Portfolio
   Fred Alger Management, Inc.                     Alger American Small Capitalization Portfolio

American Century Variable Portfolios, Inc.         American Century VP Capital Appreciation Portfolio
  American Century Investment Management, Inc.     American Century VP Income & Growth Portfolio
                                                   American Century VP International Portfolio

Fidelity Variable Insurance Products Fund          VIP Equity-Income Portfolio
  Fidelity Management & Research Company           VIP Growth Portfolio
                                                   VIP High Income Portfolio
                                                   VIP Money Market Portfolio
                                                   VIP Overseas Portfolio

Fidelity Variable Insurance Products Fund II       VIP II Asset Manager Portfolio
  Fidelity Management & Research Company           VIP II Contrafund Portfolio
                                                   VIP II Index 500 Portfolio

INVESCO Variable Investment Funds, Inc.            INVESCO VIF-Dynamics Fund
  INVESCO Funds Group, Inc.                        INVESCO VIF-Financial Services Fund
                                                   INVESCO VIF-Health Sciences Fund
                                                   INVESCO VIF-High Yield Fund
                                                   INVESCO VIF-Utilities Fund

Janus Aspen Series                                 Janus Flexible Income Portfolio
  Janus Capital Corporation                        Janus Worldwide Growth Portfolio

PBHG Insurance Series Fund, Inc.                   PBHG Growth II Portfolio
  Pilgrim Baxter & Associates, Ltd.                PBHG Technology & Communications Portfolio

SAFECO Resource Series Trust                       SAFECO RST Equity Portfolio
  SAFECO Asset Management Company                  SAFECO RST Growth Opportunities Portfolio

T. Rowe Price Equity Series, Inc.                  T. Rowe Price Equity Income Portfolio
  T. Rowe Price Associates, Inc.                   T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.            T. Rowe Price Limited-Term Bond Portfolio
  T. Rowe Price Associates, Inc.

The prospectuses for the Funds describe their respective Portfolios, including the risks of investing in the Portfolios, and provide other information on the Funds. Not all funds are available with all contracts.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be accompanied by the current prospectuses for the Fund or Funds being considered. Each of these prospectuses should be read carefully and retained for future reference.


                 The Date of this Prospectus is August 28, 2001

                                TABLE OF CONTENTS

                                                                          Page

DEFINITIONS OF TERMS..........................................................3

SUMMARY AND DIAGRAM OF THE POLICY............................................ 4

DIAGRAM OF CONTRACT ........................................................5,6


GENERAL INFORMATION ABOUT AUL, THE SEPARATE ACCOUNT AND THE FUNDS............ 7
         American United Life Insurance Company(R)........................... 7
         Separate Account.................................................... 7
         The Funds........................................................... 7
         AUL American Series Fund, Inc....................................... 7
         Alger American Fund................................................. 8
         American Century Variable Portfolios, Inc........................... 8
         Fidelity Variable Insurance Products Fund........................... 8
         Fidelity Variable Insurance Products Fund II........................ 9
         INVESCO Variable Investment Funds, Inc.............................. 9
         Janus Aspen Series..................................................10
         PBHG Insurance Series Fund, Inc.....................................10
         SAFECO Resource Series Trust........................................10
         T. Rowe Price Equity Series, Inc....................................10
         T. Rowe Price Fixed Income Series, Inc..............................10


FUND EXPENSE TABLE...........................................................11

PREMIUM PAYMENTS AND ALLOCATIONS.............................................12
         Applying for a Policy...............................................12
         Right to Examine Policy.............................................12
         Premiums............................................................12
         Premium Payments to Prevent Lapse...................................13
         Premium Allocations and Crediting...................................13
         Transfer Privilege..................................................14
         Initial Dollar Cost Averaging Program...............................14
         Ongoing Dollar Cost Averaging Program...............................15
         Portfolio Rebalancing Program.......................................15

FIXED ACCOUNT................................................................15
         Summary of the Fixed Account........................................15
         Minimum Guaranteed and Current Interest Rates.......................15
         Enhanced Averaging Fixed Account....................................16
         Calculation of the Fixed Account Value..............................16
         Transfers from the Fixed Account....................................16
         Payment Deferral....................................................16

CHARGES AND DEDUCTIONS.......................................................16
         Premium Expense Charges.............................................16
         Monthly Deduction...................................................16
         Mortality and Expense Risk Charge...................................17
         Surrender Charge....................................................17
         Taxes...............................................................17
         Special Uses........................................................17
         Fund Expenses.......................................................18

HOW YOUR ACCOUNT VALUES VARY.................................................18
         Determining the Account Value.......................................18
         Cash Value and Net Cash Value.......................................19

DEATH BENEFIT AND CHANGES IN FACE AMOUNT.....................................19
         Amount of Death Benefit Proceeds....................................19
         Death Benefit Options...............................................19
         Initial Face Amount and Death Benefit Option........................20
         Changes in Death Benefit Option.....................................20
         Changes in Face Amount..............................................20
         Selecting and Changing the Beneficiary..............................20

CASH BENEFITS................................................................20
         Policy Loans........................................................20
         Surrendering the Policy for Net Cash Value..........................21
         Partial Surrenders..................................................21
         Settlement Options..................................................22
         Specialized Uses of the Policy......................................22
         Life Insurance Retirement Plans.....................................22
         Risks of Life Insurance Retirement Plans............................23

ILLUSTRATIONS OF ACCOUNT VALUES, CASH VALUES, DEATH BENEFITS AND
 ACCUMULATED PREMIUM PAYMENTS.............................................23-32

OTHER POLICY BENEFITS AND PROVISIONS.........................................33
         Limits on Rights to Contest the Policy..............................33
         Changes in the Policy or Benefits...................................33
         Change of Insured...................................................33
         Exchange for Paid-Up Policy.........................................33
         When Proceeds Are Paid..............................................33
         Dividends...........................................................33
         Reports to Policy Owners............................................33
         Assignment..........................................................34
         Reinstatement.......................................................34
         Rider Benefits......................................................34

TAX CONSIDERATIONS...........................................................35
         Tax Status of the Policy............................................35
         Tax Treatment of Policy Benefits....................................36
         Estate and Generation Skipping Taxes................................37
         Life Insurance Purchased for Use in Split Dollar Arrangements.......37
         Taxation Under Section 403(b) Plans.................................38
         Non-Individual Ownership of Contracts...............................38
         Possible Charge for AUL's Taxes.....................................38

OTHER INFORMATION ABOUT THE POLICIES AND AUL.................................38
         Policy Termination..................................................38
         Resolving Material Conflicts........................................38
         Addition, Deletion or Substitution of Investments...................38
         Voting Rights.......................................................39
         Sale of the Policies................................................39
         AUL Directors and Executive Officers................................40
         State Regulation....................................................41
         Additional Information..............................................41
         Independent Accountants.............................................41
         Litigation..........................................................41
         Legal Matters.......................................................41
         Financial Statements................................................41

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, THE PROSPECTUSES OF THE FUNDS, OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

                              DEFINITIONS OF TERMS

ACCOUNT VALUE

          The Account Value is the sum of your interest in the Variable Account, the Fixed Account(s), and the Loan Account.

AGE

          Issue Age means the Insured's age as of the Contract Date. Attained Age means the Issue Age increased by one for each complete Policy Year.

CASH VALUE

          The Cash Value is the Account Value less the Surrender Charge.

CONTRACT DATE

          The  date  from  which  Monthiversaries,   Policy  Years,  and  Policy
          Anniversaries are measured. Suicide and incontestability periods are also measured from the Contract Date.

DEATH BENEFIT AND DEATH BENEFIT PROCEEDS

          This Policy has two death benefit options. The Death Benefit Proceeds are the Death Benefit less any outstanding loan and loan interest, plus any benefits provided by rider.

FACE AMOUNT

          The Face Amount shown on the Policy Data Page of the Policy, or as subsequently changed.

FIXED ACCOUNT

          An account which is part of our general account, and is not part of or dependent on the investment performance of the Variable Account.

GENERAL  ACCOUNT

          All assets of AUL other than those allocated to the Variable Account or to any other separate account of AUL.

GUARANTEE PERIOD

          The period shown on the Policy Data Page during which the Policy will remain in force if cumulative premiums less any outstanding loan and loan interest and Partial Surrenders equal or exceed the Required Premium for the Guarantee Period. The Guarantee Period terminates on any Monthiversary that this test fails.

HOME OFFICE

          The Variable Products Service office at AUL's principal business office, One American Square, P.O. Box 7127, Indianapolis, Indiana 46209-7127, (800) 863-9354.

INSURED

          The insured named on the Policy Data Page of the Policy. The Insured may or may not be the Owner. An available rider provides for coverage on the lives of two Insureds.

INVESTMENT ACCOUNTS/INVESTMENT OPTIONS

          One  or  more  of  the  subdivisions  of the  Separate  Account.  Each
          Investment Account is invested in a corresponding Portfolio of a particular mutual fund.

ISSUE DATE

          The date the Policy is issued.

LOAN ACCOUNT

          A portion of the Account Value which is collateral for loan amounts.

MINIMUM INSURANCE PERCENTAGE

          The minimum percentage of insurance required to qualify the Policy as life insurance under the Internal Revenue Internal Revenue Code. A table of these amounts is on the Policy Data Page of your Policy.

MODIFIED ENDOWMENT

          A classification of policies determined under the Internal Revenue Internal Revenue Code to be modified endowment contracts which affects the tax status of distributions from the Policy.

MONTHIVERSARY

          The same date of each month as the Contract Date. If a Monthiversary falls on a day which is not a Valuation Date, the processing of the Monthiversary will be the next Valuation Date.

NET CASH VALUE

          Cash Value less outstanding loans and loan interest.

NET PREMIUM

          The total premium paid reduced by premium expense charges.

OWNER

          The owner named in the application for a Policy, unless changed.

PARTIAL SURRENDER

          A withdrawal of a portion of the Account Value.

POLICY ANNIVERSARY

          The same date each year as the Contract Date.

POLICY DATA PAGE

          The Policy Data Page in your Policy, or the supplemental Policy Data Page most recently sent to you by us.

POLICY YEAR

          One year from the Contract Date and from each Policy Anniversary.

PORTFOLIO

          A separate investment fund in which the Separate Account invests.

PROPER NOTICE

          Notice that is received at our Home Office in a form acceptable to us.

REQUIRED PREMIUM FOR THE GUARANTEE PERIOD

          The amount that must be paid on a cumulative basis to keep this Policy in force during the Guarantee Period.

RISK AMOUNT

          The Death Benefit divided by 1.00246627 less the Account Value.

SEPARATE ACCOUNT

          AUL American Individual Variable Life Unit Trust. The Separate Account is segregated into several Investment Accounts each of which invests in a corresponding mutual fund portfolio.

VALUATION DATE

          Valuation Dates are the dates on which the Investment Accounts are valued. A Valuation Date is any date on which the New York Stock Exchange is open for trading and we are open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

VALUATION PERIOD

          A Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ACCOUNT

          The Separate Account.

VARIABLE ACCOUNT VALUE

          The Account Value of this Contract that is invested in one or more Investment Accounts.

WE         "We", "us" or "our" means AUL.

YOU        "You" or "your" means the Owner of this Policy.

                        SUMMARY AND DIAGRAM OF THE POLICY

The investor should read the following summary of Prospectus information and diagram of the Policy in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this Prospectus assumes that the Policy is in force, that the Last Survivor Rider is not in force, and that there are no outstanding loans and loan interest.

The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, typically the Owner of a Policy pays premium payments for insurance coverage on the Insured. Also, like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Net Cash Value that is payable if the Owner surrenders the Policy during the Insured's lifetime. As with fixed-benefit life insurance, the Net Cash Value during the early Policy Years is likely to be lower than the premium payments paid.

However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Account Value will increase or decrease to reflect the investment performance of the Investment Accounts to which Account Value is allocated. Also, there is no guaranteed minimum Net Cash Value. Nonetheless, AUL guarantees to keep the Policy in force during the Guarantee Period shown on the Policy Data Page of your Policy if, on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, loans and loan interest, equals or exceeds the Required Premium for the Guarantee Period (shown on the Policy Data Page of your Policy) multiplied by the number of Policy Months since the Policy Date. Otherwise, if the Net Cash Value is insufficient to pay the Monthly Deduction, the Policy will lapse without value after a grace period. See "Premium Payments to Prevent Lapse." If a Policy lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations."

The diagram on the following pages summarizes the most important features of the
Policy,  such  as  charges,  cash  surrender  benefits,   Death  Benefits,   and
calculation of Cash Values.

Purpose of the Policy. AUL designed the Policy to provide long-term insurance benefits; and, it may also provide long-term accumulation of Cash Value. You should evaluate the Policy in conjunction with other insurance policies that you own, as well as the need for insurance and the Policy's long-term potential for growth. It may not be advantageous to replace existing insurance coverage with this Policy. In particular, you should carefully consider replacement if the decision to replace existing coverage is based solely on a comparison of Policy illustrations. See "Illustrations of Account Values, Cash Values, Death Benefits and Accumulated Premium Payments" and "Specialized Uses of the Policy."

     Illustrations. Illustrations included in this Prospectus or used in connection with the purchase of a Policy that illustrate Policy Cash Values and Death Benefit Proceeds for prototype insureds are based on hypothetical rates of return.

The   illustrations   show  Policy   values   based  on  current   charges  and,
alternatively, guaranteed charges. See "Illustrations of Account Values, Cash Values, Death Benefits and Accumulated Premium Payments."

     Policy Tax Compliance. AUL intends for the Policy to satisfy the definition of a life insurance policy under Section 7702 of the Internal Revenue Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Under certain circumstances, the Internal Revenue Code will treat a Policy as a Modified Endowment. AUL will monitor the Policies and will attempt to notify you on a timely basis if your Policy ceases to satisfy the federal tax definition of life insurance or becomes a Modified Endowment. However, we do not undertake to give you such notice or to take corrective action. We reserve the right to refund any premiums that may cause the Policy to become a Modified Endowment. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a Modified Endowment, see "Tax Considerations."

     Right to Examine Policy and Policy Exchange. For a limited time, you have the right to cancel your Policy and receive a refund. See "Right to Examine Policy." AUL generally allocates Net Premiums to the Fixed Account and Investment Accounts on the later of the day the "right to examine" period expires, or the date we receive the premium at our Home Office. See "Premium Allocations and Crediting."

You may exchange the Policy for a paid-up whole life policy with a level face amount, not greater than the Policy's Face Amount, that can be purchased by the Policy's Net Cash Value. See "Exchange for Paid-Up Policy."

     Owner Inquiries. If you have any questions, you may write or call our Home Office.

                               Diagram of Contract

                                Premium Payments


You select a payment plan but are not required to pay premium payments according to the plan. You can vary the amount and frequency.

The Policy's minimum initial premium payment depends on the Insured's age, sex and risk class, Initial Face Amount selected, any supplemental and/or rider benefits, and any planned periodic premiums.

The Owner may make unplanned premium payments, within limits.

Extra premium payments may be necessary to prevent lapse.


                        Deductions from Premium Payments

For state and local premium taxes (2.5% of premium payments).

For contracts issued prior to May 1, 2000: For sales charges (3.5% of each premium paid during the first ten Policy Years; 1.5% of each premium paid thereafter).

For contracts issued after May 1, 2000: For sales charges (2.5% of each premium paid.)


                              Net Premium Payments

You direct the allocation of Net Premium payments among the Investment Accounts of the Separate Account and the Fixed Account (effective May 1, 1999, the American Century VP Capital Appreciation Portfolio is not available for new money deposits or transfers). (See rules and limits on Net Premium payment allocations.)

Each Investment Account invests in a corresponding portfolio of a mutual fund:

Mutual Fund                                       Portfolio

AUL American Series Fund, Inc.                    AUL American Equity Portfolio
                                                  AUL American Bond Portfolio
                                                  AUL American Managed Portfolio
                                                  AUL American Money Market Portfolio

Alger American Fund                               Alger American Growth Portfolio
                                                  Alger American Small Capitalization

American Century Variable Portfolios, Inc.        American Century VP Capital Appreciation Portfolio
                                                  American Century VP Income & Growth Portfolio
                                                  American Century VP International Portfolio

Fidelity Variable Insurance Products Fund         VIP Equity-Income Portfolio
                                                  VIP Growth Portfolio
                                                  VIP High Income Portfolio
                                                  VIP Money Market Portfolio
                                                  VIP Overseas Portfolio

Fidelity Variable Insurance Products Fund II      VIP II Asset Manager Portfolio
                                                  VIP II Contrafund Portfolio
                                                  VIP II Index 500 Portfolio

INVESCO Variable Investment Funds, Inc.           VIF-Dynamics Fund
                                                  VIF-Financial Services Fund
                                                  VIF-Health Sciences Fund
                                                  VIF-High Yield Fund
                                                  VIF-Utilities Fund


Janus Aspen Series                                Janus Flexible Income Portfolio
                                                  Janus Worldwide Growth Portfolio

PBHG Insurance Series Fund, Inc.                  PBHG Growth II Portfolio
                                                  PBHG Technology & Communications Portfolio

SAFECO Resource Series Trust                      RST Equity Portfolio
                                                  RST Growth Opportunities Portfolio

T. Rowe Price Equity Series, Inc.                 T. Rowe Price Equity Income Portfolio
                                                  T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.           T. Rowe Price Limited-Term Bond Portfolio

Not all funds are available with all contracts.

AUL credits interest on amounts allocated to the Fixed Account at a minimum guaranteed rate of 3%. (See rules and limits on transfers from the Fixed Account allocations).

                                   Deductions

                          From Mutual Fund Portfolios


The Investment Advisors of the underlying mutual fund portfolios deduct Management or Advisory fees and other operating expenses from the assets of each of the individual mutual fund portfolios. These fees and expenses range from
 .33% to 1.41% of the portfolios' net assets. These fees are not deducted under the contract. They are reflected in the portfolios' net asset values.


                               From Account Value

For contracts issued prior to May 1, 2000: Monthly deduction for cost of insurance, administration fees and charges for any supplemental and/or rider benefits. Administration fees are currently $30.00 per month for the first Policy Year and $5.00 per month thereafter.

For contracts issued after to May 1, 2000: Monthly deduction for cost of insurance, administration fees and charges for any supplemental and/or rider benefits. Administration fees are currently $17.50 per month for the first Policy Year and $6.00 per month thereafter.

                            From Investment Accounts

Monthly charge at a guaranteed annual rate of 0.75% from the Variable Account Value during the first 10 Policy Years and 0.25% thereafter. This charge is not deducted from the Fixed Account Value.


                                  Account Value

Account Value is equal to Net Premiums, as adjusted each Valuation Date to reflect Investment Account investment experience, interest credited on Fixed Account value, charges deducted and other Policy transactions (such as transfers, loans and surrenders).

Varies from day to day. There is no minimum guaranteed Account Value. The Policy may lapse if the Net Cash Value is insufficient to cover a Monthly Deduction due.

Can be transferred among the Investment Account and Fixed Account. A transfer fee of $25.00 may apply if more than 12 transfers are made in a Policy Year.

Is the starting point for calculating certain values under a Policy, such as the Cash Value, Net Cash Value and the Death Benefit used to determine Death Benefit Proceeds.


          Cash Benefits                                            Death Benefits

 Loans may be taken for amounts up to 90% of the              Income tax free to beneficiary.
 Account Value, less loan interest due on the next
 Policy Anniversary and any surrender charges.                Available as lump sum or under a variety of
                                                              settlement options.
 Partial Surrenders generally can be made provided
 there is sufficient remaining Net Cash Value.                For all policies, the minimum Face Amount of $50,000.

 The policy may be  surrendered  in full at any time          Two death benefit options available:  Option 1, equal to
 for its Net Cash Value. A surrender  charge will             the Face Amount, and Option 2, equal to the Face Amount
 apply  during the first  fifteen Policy Years.                plus Account Value.

                                                              Flexibility to change the death benefit option and
 Settlement options are available.                            Face Amount.

 Loans, Partial Surrenders, and Full Surrenders               Any outstanding loan and loan interest is deducted
 may have adverse tax consequences.                           from the amount payable.

                                                              Supplemental and/or rider benefits may be available.

        GENERAL INFORMATION ABOUT AUL, THE SEPARATE ACCOUNT AND THE FUNDS

AMERICAN UNITED LIFE INSURANCE COMPANY(R)

AUL is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the Federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. It is qualified to do business in 49 states and the District of Columbia. AUL has its principal business office located at One American Square, Indianapolis, Indiana 46282.

On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company ("Mutual Holding Company"). This transaction was intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Upon conversion, the insurance company issued voting stock to a newly-formed stock holding company ("Stock Holding Company"). It is anticipated that the Stock Holding Company could, at some future time, offer shares of its stock publicly or privately; however, the Mutual Holding Company must always hold at least 51% of the voting stock of the Stock Holding Company, which in turn owns 100% of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock or debt securities of the Stock Holding Company at this time.

Since AUL was previously a mutual life insurance company, owners ("policyholders") of AUL's annuity contracts and life insurance policies ("policies") had certain membership interests in AUL consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of AUL. After the conversion, policyholders continue to be policyholders in the same insurance company, but no longer have a membership interest in the insurance company; rather, policyholders have substantially the same membership interests in the Mutual Holding Company. After the conversion, persons who acquire policies from AUL automatically become members in the Mutual Holding Company. The conversion does not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The conversion was approved by AUL policyholders and the Insurance Commissioner of Indiana. Following the conversion, the insurance company name did not change. The name of the Mutual Holding Company is American United Mutual Insurance Holding Company. The name of the Stock Holding Company is OneAmerica Financial Partners, Inc.

AUL conducts a conventional life insurance, reinsurance, and annuity business. At December 31, 2000, AUL had assets of $10,932,623,000 and equity of $847,568,000.

The principal underwriter for the Contracts is AUL, which is registered with the SEC as a broker-dealer.

AUL is subject to regulation by the Department of Insurance of the State of Indiana as well as by the insurance departments of all other states and jurisdictions in which it does business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The forms for the Policy described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Policies are sold. State specific policy forms may reflect some variances in the provisions outlined in this prospectus.

Separate Account

The Separate Account was established as a segregated investment account under Indiana law on July 10, 1997. It is used to support the Policies and may be used to support other variable life insurance contracts, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment
Company Act of 1940 (the "1940 Act"). AUL has established other segregated investment accounts, some of which also are registered with the SEC.

The Separate Account is divided into Investment Accounts. The Investment Accounts available under the Policies invest in shares of Portfolios of the Funds. The Separate Account may include other Investment Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus. The assets in the Separate Account are owned by AUL.

Income, gains and losses, realized or unrealized, of an Investment Account are credited to or charged against the Investment Account without regard to any other income, gains or losses of AUL. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the Separate Account are not chargeable with liabilities arising out of any other business of AUL. AUL is obligated to pay all benefits provided under the Policies.

The Funds

Each Fund is registered with the SEC as a diversified, open-end management investment company under the 1940 Act, although the SEC does not supervise their management or investment practices and policies. Each of the Funds comprises one or more of the Portfolios and other series that may not be available under the Policies. The investment objectives of each of the Portfolios is described below.

AUL AMERICAN SERIES FUND, INC.

AUL AMERICAN EQUITY PORTFOLIO

The primary investment objective of the AUL American Equity Portfolio is long-term capital appreciation. The Portfolio seeks current investment income as a secondary objective. The Portfolio attempts to achieve these objectives by investing primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects.

AUL AMERICAN BOND PORTFOLIO

The primary investment objective of the AUL American Bond Portfolio is to provide a high level of income consistent with prudent investment risk. As a secondary objective, the Portfolio seeks to provide capital appreciation to the extent consistent with the primary objective. The Fund attempts to achieve these objectives by investing primarily in corporate bonds and other debt securities.

AUL AMERICAN MANAGED PORTFOLIO

The investment objective of the AUL American Managed Portfolio is to provide a high total return consistent with prudent investment risk. The Portfolio attempts to achieve this objective through a fully managed investment policy utilizing publicly traded common stock, debt securities (including convertible debentures), and money market securities.

AUL AMERICAN MONEY MARKET PORTFOLIO

The investment objective of the AUL American Money Market Portfolio is to provide a high level of current income while preserving assets and maintaining liquidity and investment quality. The Portfolio attempts to achieve this objective by investing in short-term money market instruments that are of the highest quality.

FOR ADDITIONAL INFORMATION CONCERNING AUL AMERICAN SERIES FUND, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AUL AMERICAN SERIES FUND, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALGER AMERICAN FUND

ALGER AMERICAN GROWTH PORTFOLIO

     The Alger American Growth Portfolio seeks long term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


FOR  ADDITIONAL   INFORMATION   CONCERNING  THE  ALGER  AMERICAN  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE ALGER AMERICAN FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

AMERICAN CENTURY VP CAPITAL APPRECIATION PORTFOLIO

     The VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of prices generally.

NOTE: Effective May 1, 1999, the American Century VP Capital Appreciation Portfolio is no longer available for new contracts. Effective July 1, 1999, the American Century VP Capital Appreciation Portfolio is no longer available for new money deposits and transfers on existing contracts.

AMERICAN CENTURY VP INCOME & GROWTH PORTFOLIO

     The American Century VP Income & Growth Portfolio seeks dividend growth, current income and capital appreciation by investing in a diversified portfolio of U.S. stocks. The fund employs a quantitative management approach, selecting from a universe of the 1,500 largest publicly traded stocks, with the goal of producing a total return that exceeds its benchmark, the S&P 500, without taking on significant additional risk. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

AMERICAN CENTURY VP INTERNATIONAL PORTFOLIO

     The American Century VP International Portfolio seeks to achieve its investment objective of capital growth by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and have, in the opinion of the investment manager, potential for appreciation. The Fund will invest primarily in common stocks of companies located in developed markets. Investment in securities of foreign issuers typically involves greater risks than investment in domestic securities, including currency fluctuations and political instability.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

VIP EQUITY-INCOME PORTFOLIO

     The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P
500. Fidelity Management & Research Company (FMR) normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities. The Adviser may also invest in securities of foreign issuers in addition to securities of domestic issuers.

VIP GROWTH PORTFOLIO

     The VIP Growth Portfolio seeks to achieve capital appreciation. FMR invests the fund's assets in companies that it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

VIP HIGH INCOME PORTFOLIO

     The VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganization or financial restructurings.

VIP MONEY MARKET PORTFOLIO

     The VIP Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. FMR also may enter into reverse repurchase agreements for the Fund.

VIP OVERSEAS PORTFOLIO

     The VIP Overseas Portfolio seeks long-term growth of capital. FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in stocks. FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

VIP II ASSET MANAGER PORTFOLIO

     The VIP II Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments. FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

VIP II CONTRAFUND(R) PORTFOLIO

     The VIP II Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the fund's assets primarily in common stocks. FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

VIP II INDEX 500 PORTFOLIO

     The VIP II Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Banker's Trust normally invests at least 80% of assets in common stocks included in the S&P 500.

FOR ADDITIONAL INFORMATION CONCERNING FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND ("VIP") AND VARIABLE INSURANCE PRODUCTS FUND II ("VIP II") AND THEIR PORTFOLIOS, PLEASE SEE THE VIP AND VIP II PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO VIF-DYNAMICS FUND

     The Fund seeks to make an investment grow. This Fund invests primarily in common stocks of mid-sized companies -- those with market capitalizations between $2 billion and $15 billion at the time of purchase-- but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth. The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively quickly.

INVESCO VIF-FINANCIAL SERVICES FUND

     The Fund seeks to make an investment grow. The Fund invests primarily in the equity securities of companies involved in the financial services sector. These companies include, among others, banks (regional and money-centers), insurance companies (life, property and casualty, and multi-line), and investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies).

INVESCO VIF-HEALTH SCIENCES FUND

     The Fund seeks to make an investment grow. The Fund invests primarily in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.

INVESCO VIF-HIGH YIELD FUND

     The Fund seeks to provide a high level of current income through investments in debt securities. It also seeks capital appreciation. The Fund invests in bonds and other debt securities, as well as in preferred stocks. The Fund invests primarily in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds," and preferred stock with medium to lower credit ratings. The rest of the Fund's assets are invested in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank CDs, corporate short-term notes and municipal obligations.

INVESCO VIF-UTILITIES FUND

     The Fund seeks to make an investment grow. It also seeks current income. The Fund is aggressively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other instruments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that produce, generate, transmit or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting.

FOR ADDITIONAL INFORMATION CONCERNING INVESCO VARIABLE INVESTMENT FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE VIF PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


JANUS ASPEN SERIES

FLEXIBLE INCOME PORTFOLIO

     The Flexible Income Portfolio is a diversified portfolio that seeks to maximize total return from a combination of income and capital appreciation by investing primarily in income-producing securities. This Portfolio may have substantial holdings of lower rated debt securities or "junk" bonds.

WORLDWIDE GROWTH PORTFOLIO

     The Worldwide Growth Portfolio is a diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

FOR  ADDITIONAL   INFORMATION   CONCERNING  JANUS  ASPEN  SERIES  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE JANUS ASPEN SERIES FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING

PBHG INSURANCE SERIES FUND, INC.

PBHG GROWTH II PORTFOLIO

     The investment objective of the PBHG Growth II Portfolio is capital appreciation. The Portfolio will normally invest in growth securities of small and medium-sized companies with market capitalizations or annual revenues between $500 million and $10 billion. The growth securities in the Portfolio are primarily common stocks that the Adviser believes have strong business momentum, earnings growth and capital appreciation potential. The PBHG Growth II Portfolio is managed by Jeffrey A. Wrona, CFA, who is responsible for managing other mid-cap institutional accounts and the PBHG Technology & Communications Fund of The PBHG Funds, Inc.

PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

     The primary objective of the PBHG Technology & Communications Portfolio is long-term growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio will normally invest in common stocks of companies doing business in the technology and communications sectors of the market. The Portfolio will invest 25% or more of its total assets in the groups of industries within these sectors, which may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval and biotechnology. The Portfolio is managed by Jeffrey A. Wrona, CFA, who also manages the PBHG Technology & Communications Fund of The PBHG Funds, Inc.

FOR MORE COMPLETE INFORMATION, INCLUDING INFORMATION ON CHARGES AND EXPENSES, CONCERNING THE PBHG INSURANCE SERIES FUND, INC., PLEASE CALL (800) 433-0051 OR WRITE THE PBHG INSURANCE SERIES FUND FOR A PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

SAFECO RESOURCE SERIES TRUST

RST EQUITY PORTFOLIO

     The RST Equity Portfolio has as its investment objective to seek long-term capital and reasonable current income. The RST Equity Portfolio typically invests in common stocks of large established companies that are proven performers.

RST GROWTH OPPORTUNITIES PORTFOLIO

     The RST Growth Opportunities Portfolio has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The RST Growth Opportunities Portfolio invests most of its assets in common stocks selected primarily for potential growth at a reasonable price.

FOR ADDITIONAL INFORMATION CONCERNING SAFECO RESOURCE SERIES TRUST AND ITS PORTFOLIOS, PLEASE SEE THE SAFECO RESOURCE SERIES TRUST PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term growth of capital by investing in mid-cap stocks with potential for above-average earnings growth.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

The T. Rowe Price Limited-Term Bond Portfolio seeks a high level of income consistent with moderate fluctuations in principal value. The Portfolio invests primarily in investment grade short- and intermediate-term bonds. While there are no maturity limitations on individual securities purchased, the portfolio's dollar-weighted average effective maturity will not exceed five years.

FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE EQUITY SERIES, INC. AND T. ROWE PRICE FIXED INCOME SERIES, INC. AND THEIR PORTFOLIOS, PLEASE SEE THE T. ROWE PRICE EQUITY SERIES, INC. AND THE T. ROWE PRICE FIXED INCOME SERIES, INC. PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                               FUND EXPENSE TABLE

The purpose of the following table is to assist investors in understanding the various costs and expenses that Owners bear indirectly. The table reflects expenses of the Funds for the fiscal year ended December 31, 2000. Expenses of the Funds as shown under "Fund Annual Expenses" are not fixed or specified under the terms of the Policy and may vary from year to year. The fees in this expense table have been provided by the Funds and have not been independently verified by AUL. The information contained in the table is not generally applicable to amounts allocated to the Fixed Account or to payments under Settlement Option.





Fund Annual Expenses (as a percentage of net assets of each Fund)

                                                           Management/                                   Total Fund
Portfolio                                                 Advisory Fee         Other Expenses          Annual Expenses

AUL American Series Fund, Inc.
   American Equity Portfolio                                  0.50%(1)             0.14%                   0.64%
   American Bond Portfolio                                    0.50%(1)             0.15%                   0.65%
   American Managed Portfolio                                 0.50%(1)             0.14%                   0.64%
   American Money Market Portfolio                            0.40%(1)             0.13%                   0.53%
Alger American Fund
   Alger American Growth Portfolio                            0.75%                0.04%                   0.79%
   Alger American Small Capitalization Portfolio              0.85%                0.05%                   0.90%
American Century Variable Portfolios, Inc.
   American Century VP Capital Appreciation Portfolio         0.98%                0.00%                   0.98%
   American Century VP Income & Growth  Portfolio             0.70%                0.00%                   0.70%
   American Century VP International Portfolio                1.23%                0.00%                   1.23%
Fidelity Variable Insurance Products Fund
   VIP Equity-Income Portfolio                                0.48%                0.08%                   0.56%(2)
   VIP Growth Portfolio                                       0.57%                0.08%                   0.65%(2)
   VIP High Income Portfolio                                  0.58%                0.10%                   0.68%
   VIP Money Market Portfolio                                 0.27%                0.08%                   0.35%(3)
   VIP Overseas Portfolio                                     0.72%                0.17%                   0.89%(2)
Fidelity Variable Insurance Products Fund II
   VIP II Asset Manager Portfolio                             0.53%                0.08%                   0.61%
   VIP II Contrafund Portfolio                                0.57%                0.09%                   0.66%(2)
   VIP II Index 500 Portfolio                                 0.24%                0.09%                   0.33%(4)


INVESCO Variable Investment Funds, Inc.
   VIF-Dynamics Fund                                          0.75%                0.34%                   1.09%(5)
   VIF-Financial Services Fund                                0.75%                0.34%                   1.09%(5)
   VIF-Health Sciences Fund                                   0.75%                0.32%                   1.07%(5)
   VIF-High Yield Fund                                        0.60%                0.45%                   1.05%(5)
   VIF-Utilities Fund                                         0.60%                0.81%                   1.41%(5)
Janus Aspen Series
   Flexible Income Portfolio                                  0.65%                0.11%                   0.76%(6)
   Worldwide Growth Portfolio                                 0.65%                0.04%                   0.69%(6)
PBHG Insurance Series Fund, Inc.
   PBHG Growth II  Portfolio                                  0.85%                0.20%                   1.05%(7)
   PBHG Technology & Communications Portfolio                 0.85%                0.19%                   1.04%(7)
SAFECO Resource Series Trust
   RST Equity Portfolio                                       0.74%                0.04%                   0.78%
   RST Growth Opportunities Portfolio                         0.74%                0.03%                   0.77%
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Equity Income Portfolio                      0.85%                0.00%                   0.85%(8)
   T. Rowe Price Mid-Cap Growth Portfolio                     0.85%                0.00%                   0.85%(8)
T. Rowe Price Fixed Income Series, Inc.
   T. Rowe Price Limited-Term Bond Portfolio                  0.70%                0.00%                   0.70%(8)


     (1)AUL has currently agreed to waive its advisory fee if the ordinary expenses of a Portfolio exceed 1% and, to the extent necessary, assume any expenses in excess of its advisory fee so that the expenses of each Portfolio, including the advisory fee but excluding extraordinary expenses, will not exceed 1% of the Portfolio's average daily net asset value per year. The Adviser may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days written notice to the Fund and such policy will be terminated automatically by the termination of the Investment Advisory Agreement. During 2000, expenses did not exceed 1% of the average daily net asset value.

     (2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

     (3) The annual class operating expenses provided are based on historical expenses, adjusted to reflect the current management fee structure.

     (4) The fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the annual class operating expenses were 0.28%. This arrangement may be discontinued by the fund's manager at any time.


     (5) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement. For the VIF-Dynamics Fund, VIF-Financial Services Fund, VIF-Health Sciences Fund and the VIF-Utilities Fund, certain expenses of the Funds were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2000 were 0.62% and 1.22%, respectively, of the Fund's average net assets for the VIF-Utilities Fund; and, were insignificant for the VIF-Dynamics Fund, VIF-Financial Services Fund, and VIF-Health Sciences Fund.

     (6) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Worldwide Growth Portfolio. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

     (7) You should know that for the fiscal year ended December 31, 2001, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, United Asset Management Corporation, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until December 31, 2002. You should also know that in any fiscal year in which the Portfolio's assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Directors may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. In 2000, the Board elected to reimburse $50,092 in waived fees for the Growth II Portfolio.

     (8) Management fee includes operating expenses.


More detailed information concerning the investment objectives, policies, and restrictions pertaining to the Funds and Portfolios and their expenses, investment advisory services and charges and the risks involved with investing in the Portfolios and other aspects of their operations can be found in the current prospectus for each Fund or Portfolio and the current Statement of Additional Information for each Fund or Portfolio. The prospectuses for the Funds or Portfolios should be read carefully before any decision is made concerning the allocation of Net Premium payments or transfers among the Investment Accounts.

AUL has entered into agreements with the Distributors/Advisers of Fred Alger Management, Inc., American Century Variable Portfolios, Inc., Fidelity Investments, Janus Capital Corporation, Pilgrim Baxter & Associates, SAFECO Asset Management Company, T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc., under which AUL has agreed to render certain services and to provide information about these Funds to Owners who invest in these Funds. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Advisor of these Funds ranging from zero basis points until a certain level of Fund assets have been purchased to 25 basis points on the net average aggregate deposits made.

AUL cannot guarantee that each Fund or Portfolio will always be available for the Policies; but, in the event that a Fund or Portfolio is not available, AUL will take reasonable steps to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

                        PREMIUM PAYMENTS AND ALLOCATIONS

Applying for a Policy

AUL requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available Issue Ages are 0 through 85 on a standard basis, and 20 through 85 on a preferred non-tobacco user and tobacco user basis. Issue Age is determined based on the Insured's age as of the Contract Date. Acceptance of an application depends on AUL's underwriting rules, and AUL reserves the right to reject an application. Coverage under the Policy is effective as of the later of the date the initial premium is paid or the Issue Date.

As the Owner of the Policy, you may exercise all rights provided under the Policy while the Insured is living, subject to the interests of any assignee or irrevocable beneficiary. The Insured is the Owner, unless a different Owner is named in the application. In accordance with the terms of the Policy, the Owner may in the application or by Proper Notice name a contingent Owner or a new Owner while the Insured is living. The Policy may be jointly owned by more than one Owner. The consent of all joint Owners is required for all transactions except when proper forms have been executed to allow one Owner to make changes. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Policy passes to the estate of the last surviving Owner, which then will become the Owner. A change in Owner may have tax consequences. See "Tax Considerations."

Right to Examine Policy

You may cancel your Policy for a refund during your "right to examine" period. This period expires 10 calendar days after you receive your Policy (or a longer period if required by law). We assume you receive your Policy within 5 calendar days after the Issue Date. If you decide to cancel the Policy, you must return it by mail or other delivery method to the Home Office or to the authorized AUL representative who sold it. Immediately after mailing or delivery of the Policy to AUL, the Policy will be deemed void from the beginning. Within seven calendar days after AUL receives the returned Policy, AUL will refund the greater of premiums paid or the Account Value.

Premiums

The minimum initial premium payment required depends on a number of factors, such as the Age, sex and risk class of the proposed Insured, the initial Face Amount, any supplemental and/or rider benefits and the planned premium payments you propose to make. Consult your AUL representative for information about the initial premium required for the coverage you desire.

The initial premium is due on or before delivery of the Policy. There will be no coverage until this premium is paid or until the Issue Date, whichever is later.

You may make other premium payments at any time and in any amount, subject to the limits described in this section. The actual amount of premium payments will affect the Account Value and the period of time the Policy remains in force.

Premium payments after the initial payment must be made to our Home Office. Each payment must be at least equal to the minimum payment shown on the Policy Data Page in your Policy. All premiums combined may not be more than $1,000,000, unless a higher amount is agreed to by us.

The planned premium is the amount for which we will bill you or, in the case of our automatic premium plan (which deducts the planned premium from your checking account), the amount for which we will charge your account. The amount and frequency of the planned premium are shown on the Policy Data Page in your Policy. You may change the amount and the frequency of the planned premium by Proper Notice. We reserve the right to change the planned premium to comply with our rules for billing amount and frequency.

Unless otherwise indicated, premiums received in excess of planned premium will be applied first to any loan interest due; next, to any outstanding loan balance; and last, as additional premium.

If the payment of any premium would cause an increase in Risk Amount because of the Minimum Insurance Percentage, we may require satisfactory evidence of insurability before accepting it. If we accept the premium, we will allocate the Net Premium to your Account Value on the date of our acceptance. If we do not accept the premium, we will refund it to you.

If the payment of any premium would cause this Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code, we reserve the right to refund the amount to you with interest no later than 60 days after the end of the Policy Year when we receive the premium, but we assume no obligation to do so.


If the payment of any premium would cause the Policy to become a Modified Endowment, we will attempt to so notify you upon allocating the premium, but we assume no obligation to do so. In the event that we notify you, consistent with the terms of the notice you may choose whether you want the premium refunded to you. We reserve the right to refund any premiums that cause the Policy to become a Modified Endowment. Upon request, we will refund the premium, with interest, to you no later than 60 days after the end of the Policy Year in which we receive the premium.

     Planned Premiums. When applying for a Policy, you may select a plan for paying level premium payments semi-annually or annually. If you elect, AUL will also arrange for payment of planned premiums on a monthly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned, or skip a planned premium entirely. (See, however, "Premium Payments to Prevent Lapse" and "Guarantee Period and Required Premium for the Guarantee Period." Each premium after the initial premium must be at least $50. AUL may increase this minimum 90 days after we send you a written notice of such increase. Subject to the limits described above, you can change the amount and frequency of planned premiums whenever you want by sending Proper Notice to the Home Office. However, AUL reserves the right to limit the amount of a premium payment or the total premium payments paid.

Premium Payments to Prevent Lapse

Failure to pay planned premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned premiums will not guarantee that a Policy will not lapse. The conditions that will result in your Policy lapsing will vary depending on whether a Guarantee Period is in effect, as follows:

     Grace Period. The Policy goes into default at the start of the grace period, which is a period to make a premium payment sufficient to prevent lapse. A Grace Period starts if the Net Cash Value on a Monthiversary will not cover the Monthly Deduction. AUL will send notice of the grace period and the amount required to be paid during the grace period to your last known address. The grace period shall terminate as of the date indicated in the notice, which shall comply with any applicable state law. Your Policy will remain in force during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds will still be payable to the beneficiary, although the amount paid will be equal to the Death Benefit immediately prior to the start of the grace period, plus any benefits provided by rider, and less any outstanding loan and loan interest and overdue Monthly Deductions and mortality and expense risk charges as of the date of death. See "Amount of Death Benefit Proceeds." If the grace period premium payment has not been paid before the grace period ends, your Policy will lapse. It will have no value, and no benefits will be payable. See "Reinstatement."

A grace period also may begin if any outstanding loan and loan interest becomes excessive. See "Policy Loans."

     Guarantee Period and Required Premium for the Guarantee Period. The Guarantee Period is the period shown in the Policy during which the Policy will remain in force and will not begin the grace period, if on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, loans and loan interest, equals or exceeds the Required Premium for the Guarantee Period multiplied by the number of Policy Months since the Contract Date. If this test fails on any Monthiversary, the continuation of insurance guarantee terminates. The guarantee will not be reinstated.

The Required Premium for the Guarantee Period is shown on the Policy Data Page. If you make changes to the Policy after issue, the Required Premium for subsequent months may change. We will send you notice of the new Required Premium. The Required Premium per $1,000 factors for the Face Amount vary by risk class, Issue Age, and sex. Additional premiums for substandard ratings and rider benefits are included in the Required Premium.

     After the Guarantee Period. A grace period starts if the Net Cash Value on a Monthiversary will not cover the Monthly Deduction. A premium sufficient to keep the Contract in force must be submitted during the grace period.

Premium Allocations and Crediting

In the Policy application, you specify the percentage of a Net Premium to be allocated to the Investment Accounts and to the Fixed Account. The sum of your allocations must equal 100%, with at least 1% of the Net Premium payment allocated to each account selected by you. All Net Premium allocations must be in whole percentages. AUL reserves the right to limit the number of Investment Accounts to which premiums may be allocated. You can change the allocation percentages at any time, subject to these rules, by sending Proper Notice to the Home Office, or by telephone if written authorization is on file with us. The change will apply to the premium payments received with or after receipt of your notice.

The initial Net Premium generally is allocated to the Fixed Account and the Investment Accounts in accordance with your allocation instructions on the later of the day the "right to examine" period expires, or the date we receive the premium at our Home Office. Subsequent Net Premiums are allocated as of the end of the Valuation Period during which we receive the premium at our Home Office.

We generally allocate all Net Premiums received prior to the Issue Date to our general account prior to the end of the "right to examine" period. We will credit interest daily on Net Premiums so allocated. However, we reserve the right to allocate Net Premiums to the Fixed Account and the Investment Accounts of the Separate Account in accordance with your allocation instructions prior to the expiration of the "right to examine" period. If you exercise your right to examine the Policy and cancel it by returning it to us, we will refund to you the greater of any premiums paid or the Account Value. At the end of the "right to examine" period, we transfer the Net Premium and interest to the Fixed Account and the Investment Accounts of the Separate Account based on the percentages you have selected in the application. For purposes of determining the end of the "right to examine" period, solely as it applies to this transfer, we assume that receipt of this Policy occurs five calendar days after the Issue Date.

Premium payments requiring satisfactory evidence of insurability will not be credited to the Policy until underwriting has been completed and the premium payment has been accepted. If the additional premium payment is rejected, AUL will return the premium payment immediately, without any adjustment for investment experience.

Transfer Privilege

You may transfer amounts between the Fixed Account and Investment Accounts or among Investment Accounts at any time after the "right to examine" period.

There currently is no minimum transfer amount, although we reserve the right to require a $100 minimum transfer. You must transfer the minimum amount, or, if less, the entire amount in the account from which you are transferring each time a transfer is made. If after the transfer the amount remaining in any account is less than $25, we have the right to transfer the entire amount. Any applicable transfer charge will be assessed. The charge will be deducted from the account(s) from which the transfer is made on a pro rata basis.

Transfers are made such that the Account Value on the date of transfer will not be affected by the transfer, except for the deduction of any transfer charge. Currently, all transfers are free. On a guaranteed basis, we reserve the right to limit the number of transfers to 12 per year, or to restrict transfers from being made on consecutive Valuation Dates.

If we determine that the transfers made by or on behalf of one or more Owners are to the disadvantage of other Owners, we may restrict the rights of certain Owners. We also reserve the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

The first 12 transfers during each Policy Year are free. Any unused free transfers do not carry over to the next Policy Year. We reserve the right to assess a $25 charge for the thirteenth and each subsequent transfer during a Policy Year. For the purpose of assessing the charge, each request (internet or telephone request described below) is considered to be one transfer, regardless of the number of Investment Accounts or the Fixed Account affected by the transfer. The charge will be deducted from the Investment Account(s) from which the transfers are made.

Unless AUL restricts the right of an Owner to transfer funds as stated above, there is no limit on the number of transfers that can be made between Investment Accounts or to the Fixed Account. There is a limit on the amount transferred from the Fixed Account each Policy Year. See "Transfers from Fixed Account" for restrictions.

     Telephone and Internet Transfers. Telephone transfers will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to us. Transfers initiated via AUL's Internet site, Account Services, AUL.COM, will be processed as a result of authorization given by the user accessing the site. We reserve the right to suspend telephone or internet transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone or via the Internet are genuine, and if we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Initial Dollar Cost Averaging Program

Under the Initial DCA Program, the Owner selects either a six month Initial DCA Program or a twelve month Initial DCA Program. Once the first premium is deposited into the Enhanced Averaging Fixed Account, AUL will transfer out an amount each month that ensures that the entire balance of the Enhanced Averaging Fixed Account will be transferred within a six month or twelve month period based on the Owners election at issue. The unit values are determined on the dates of the transfers. To participate in the Program, AUL requires a minimum deposit of $10,000 into the Enhanced Averaging Fixed Account. Transfers to any of the Fixed Account(s) are not permitted under the Initial Dollar Cost Averaging Program. AUL offers the Initial Dollar Cost Averaging Program to Contract Owners at no charge, and the Company reserves the right to terminate, change or temporarily discontinue the Program at any time. Contract Owners may accelerate transfers into one or more Investment Accounts or discontinue participation in the Program at any time by providing Proper Notice to AUL. AUL must receive Proper Notice of such a change at least five days before a previously scheduled transfer is to occur.

Contract  Owners may only elect to  participate  in the  Initial

DCA Program by requesting it at issue. The Program will take effect on the first monthly transfer date following the premium receipt by AUL at its Home Office. The initial transfer will occur 30 days after the expiration of the "Right to Examine" period. Subsequent transfers will occur at 30 day intervals after the date of the initial transfer. Transfers will be performed on such day, provided that such day is a Valuation Date. If the date is not a Valuation Date, then the transfer will be made on the next Valuation Date.

Ongoing Dollar Cost Averaging Program

The Ongoing Dollar Cost Averaging Program, if elected, enables you to transfer systematically and automatically, on a monthly basis, specified dollar amounts from the AUL American Money Market Investment Account to other Investment Accounts. By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, participation in the Ongoing Dollar Cost Averaging Program does not assure a Contract Owner of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

You specify the fixed dollar amount to be transferred automatically from the AUL American Money Market Investment Account. At the time that you elect the Ongoing Dollar Cost Averaging Program, the Account Value in the AUL American Money Market account from which transfers will be made must be at least $2,000.

You may elect this Program at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing and returning the election form. Transfers made under the Ongoing Dollar Cost Averaging Program will commence on the Monthiversary on or next following the election.

Once elected, transfers from the AUL American Money Market Investment Account will be processed until the value of the Investment Account is completely depleted, or you send us Proper Notice instructing us to cancel the transfers.

Currently, transfers made under the Ongoing Dollar Cost Averaging Program will not be subject to any transfer charge and will not count against the number of free transfers permitted in a Policy Year. We reserve the right to impose a $25 transfer charge for each transfer effected under a Ongoing Dollar Cost Averaging Program. We also reserve the right to alter the terms or suspend or eliminate the availability of the Ongoing Dollar Cost Averaging Program at any time.


Portfolio Rebalancing Program

You may elect to have the accumulated balance of each Investment Account redistributed to equal a specified percentage of the Variable Account. This will be done on a quarterly or annual basis from the Monthiversary on which the Portfolio Rebalancing Program commences. If elected, this plan automatically adjusts your Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the 12 free transfers permitted each Policy Year. If the Ongoing Dollar Cost Averaging Program has been elected, the Portfolio Rebalancing Program will not commence until the Monthiversary following the termination of the Ongoing Dollar Cost Averaging Program.

You may elect this plan at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing the election form and returning it to us. Portfolio rebalancing will terminate when you request any transfer (which includes a loan transaction) or the day we receive Proper Notice instructing us to cancel the Portfolio Rebalancing Program. We do not currently charge for this program. We reserve the right to alter the terms or suspend or eliminate the availability of portfolio rebalancing at any time.

                                  FIXED ACCOUNT

Summary of the Fixed Account

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, nor has the Fixed Account been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account, may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may allocate some or all of the Net Premiums and transfer some or all of the Variable Account value to the Fixed Account, which is part of our General Account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be 3%). Our General Account supports our insurance and annuity obligations.

The portion of the Account Value allocated to the Fixed Account will be credited with rates of interest, as described below. Since the Fixed Account is part of our General Account, we benefit from investment gain and assume the risk of investment loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Account Value in the Fixed Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed by AUL to be at least an annual effective rate of 3% ("Guaranteed Rate"). AUL will determine a Current Rate from time to time and, generally, any Current Rate that exceeds the Guaranteed Rate will be effective for the Policies for a period of at least one year. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest. AUL bears the investment risk for Owner's Fixed Account values and for paying interest at the Current Rate on amounts allocated to the Fixed Account.

Enhanced Averaging Fixed Account

Initial and subsequent premiums in the first Contract Year may be allocated to the Enhanced Averaging Fixed Account. AUL will transfer out an amount each month that ensures that the entire balance of the Enhanced Averaging Fixed Account will be transferred within six months or one year after the initial deposit into this account.

Amounts allocated in the Enhanced Averaging Fixed Account earn interest at rates periodically determined by AUL that are guaranteed to be at least an effective annual rate of 3%. Any current rate that exceeds the guaranteed rate will be effective for a period of at least six months or one year after the initial deposit into the Enhanced Averaging Fixed Account. Subsequent deposits into the Enhanced Averaging Fixed Account will be credited with the current rate at the time of the deposit.

Calculation of the Fixed Account Value

Fixed Account value at any time is equal to amounts allocated or transferred to the Fixed Account, plus interest credited minus amounts deducted, transferred, or surrendered from the Fixed Account.

Transfers from the Fixed Account

The amount transferred from the Fixed Account in any Policy Year may not exceed 20% of the amount in the Fixed Account at the beginning of the Policy Year, less any Partial Surrenders made from the Fixed Account since that date, unless the balance after the transfer is less than $25, in which case we reserve the right to transfer the entire amount.

Payment Deferral

We reserve the right to defer payment of any surrender, Partial Surrender, or transfer from the Fixed Account for up to six months from the date of receipt of the Proper Notice for the partial or full surrender or transfer. In this case, interest on Fixed Account assets will continue to accrue at the then-current rates of interest.


                             CHARGES AND DEDUCTIONS

Premium Expense Charges

     Premium Tax Charge. A 2.5% charge for state and local premium taxes and related administrative expenses is deducted from each premium payment. The state and local premium tax charge reimburses AUL for premium taxes and related administrative expenses associated with the Policies. AUL expects to pay an average state and local premium tax rate (including related administrative expenses) of approximately 2.5% of premium payments for all states, although such tax rates range from 0% to 4%. This charge may be more or less than the amount actually assessed by the state in which a particular Owner lives.

     Sales Charge. AUL deducts a sales charge from each premium payment. The sales charge for contracts issued after May 1, 2000 is 2.5% of each premium paid.

Monthly Deduction

AUL will deduct Monthly Deductions on the Contract Date and on each Monthiversary. Monthly Deductions due on the Contract Date and any Monthiversaries prior to the Issue Date are deducted on the Issue Date. Your Contract Date is the date used to determine your Monthiversary. The Monthly Deduction consists of (1) cost of insurance charge, (2) monthly administrative charge, and (3) any charges for rider benefits, as described below. The Monthly Deduction is deducted from the Variable Account (and each Investment Account) and Fixed Account pro rata on the basis of the portion of Account Value in each account.

     Cost of Insurance Charge. This charge compensates AUL for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary between Policies and from Monthiversary to Monthiversary. The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than the 1980 Commissioners Standard Ordinary Non-Smoker and Smoker Mortality Tables (the "1980 CSO Tables") (and where unisex cost of insurance rates apply, the 1980 CSO-C Tables). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables. These rates are based on the Attained Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana, and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. The cost of insurance rate generally increases with the Attained Age of the Insured. As of the date of this Prospectus, we charge "current rates" that are generally lower (i.e., less expensive) than the guaranteed rates, and we may also charge current rates in the future. The current rates may also vary with the Attained Age, gender, where permissible, duration of each Face Amount segment, policy size and underwriting class of the Insured. For any Policy, the cost of insurance on a Monthiversary is calculated by multiplying the current cost of insurance rate for the Insured by the Risk Amount for that Monthiversary. The Risk Amount on a Monthiversary is the difference between the Death Benefit divided by 1.00246627 and the Account Value. The Account Value will first be considered part of the initial Face Amount, then part of any additional Face Amounts in the order of the increases.

The cost of insurance charge for each Face Amount segment will be determined on each Monthiversary. AUL currently places Insureds in the following classes, based on underwriting: Standard Tobacco User, Standard Non-Tobacco User, Preferred Tobacco User, Preferred Non-Tobacco User. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes. Standard Non-Tobacco User rates are available for Issue Ages 0-85. Preferred Non-Tobacco and Preferred Tobacco User rates are available for Issue Ages 20-85. The guaranteed maximum cost of insurance rate is set forth on the Policy Data Page of your Policy.

AUL places the Insured in a risk class when the Policy is given underwriting approval, based on AUL's underwriting of the application. When an increase in Face Amount is requested, AUL conducts underwriting before approving the increase (except as noted below), and a separate risk class may apply to the increase. If the risk class for the increase has higher guaranteed cost of insurance rates than the existing class, the higher guaranteed rates will apply only to the increase in Face Amount, and the existing risk class will continue to apply to the existing Face Amount. If the risk class for the increase has lower guaranteed cost of insurance rates than the existing class, the lower guaranteed rates will apply to both the increase and the existing Face Amount.

     Monthly Administrative Charge. The monthly administrative charge is a level monthly charge. For contracts issued after May 1, 2000, the charge is currently $17.50 during the first Policy Year, and $6 thereafter, which applies in all years. It is guaranteed not to exceed $10 after the first Policy Year. This charge reimburses AUL for expenses incurred in the administration of the Policies and the Separate Account. Such expenses include, but are not limited to: underwriting and issuing the Policy, confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner servicing and all accounting, valuation, regulatory and updating requirements.

     Cost of  Additional  Benefits  Provided by Riders.  The cost of  additional
benefits   provided  by  riders  is  charged  to  the   Account   Value  on  the
Monthiversary.

Mortality and Expense Risk Charge

AUL deducts this monthly charge from the Variable Account value pro rata based on the amounts in each account. The current charge is at an annual rate of 0.75% of Variable Account value during the first 10 Policy Years, and 0.25% thereafter, and is guaranteed not to increase for the duration of a Policy. AUL may realize a profit from this charge.

The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. AUL also assumes the mortality risk associated with guaranteeing the Death Benefit during the Guarantee Period. The expense risk AUL assumes is that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amounts realized from the monthly administrative charges assessed against the Policies.

Surrender Charge

During the first fifteen Policy Years, a surrender charge will be deducted from the Account Value if the Policy is completely surrendered for cash. The total surrender charge will not exceed the maximum surrender charge set forth in the Policy. The surrender charge is equivalent to 100% of the base coverage target premium for Policy Years 1 through 5, reducing thereafter by 10% annually through Policy Year 15. The "base coverage target premium" is the target premium associated with the base coverage of the policy only, not including any riders or benefits.
Partial Surrenders are limited to the Cash Value of the Policy; therefore, there is no surrender charge assessed on Partial Surrenders. Any surrender in excess of Cash Value will constitute a complete surrender and the above surrender charge will apply.

The surrender charge for a reinstated Policy will be based on the number of Policy Years from the original Contract Date. For purposes of determining the surrender charge on any date after reinstatement, the period the Policy was lapsed will be credited to the total Policy period.

The table below shows the surrender charge (which is a percentage of target premium) deducted if the Policy is completely surrendered during the first fifteen Policy Years.

                           Table of Surrender Charges

                          Policy Year        Percentage of Premium

                               1                     100%
                               2                     100%
                               3                     100%
                               4                     100%
                               5                     100%
                               6                      90%
                               7                      80%
                               8                      70%
                               9                      60%
                              10                      50%
                              11                      40%
                              12                      30%
                              13                      20%
                              14                      10%
                              15                       0%

Taxes

AUL does not currently assess a charge for any taxes other than state premium taxes incurred as a result of the establishment, maintenance, or operation of the Investment Accounts of the Separate Account. We reserve the right, however, to assess a charge for such taxes against the Investment Accounts if we determine that such taxes will be incurred.

Special Uses

We may agree to reduce or waive the surrender charge or the Monthly Deduction, or credit additional amounts under the Policies in situations where selling and/or maintenance costs associated with the Policies are reduced, such as the sale of several Policies to the same Owner(s), sales of large Policies, sales of Policies in connection with a group or sponsored arrangement or mass transactions over multiple Policies.

In addition, we may agree to reduce or waive some or all of these charges and/or credit additional amounts under the Policies for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates. We may also agree to waive minimum premium requirements for such persons.

We will only reduce or waive such charges or credit additional amounts on any Policies where expenses associated with the sale of the Policy and/or costs associated with administering and maintaining the Policy are reduced. We reserve the right to terminate waiver/reduced charge and crediting programs at any time, including those for previously issued Policies.

Fund Expenses

Each Investment Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and are described in the Funds' prospectuses.

                          HOW YOUR ACCOUNT VALUES VARY

There is no minimum guaranteed Account Value, Cash Value or Net Cash Value. These values will vary with the investment performance of the Investment Accounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Account Value. If the Net Cash Value on a Monthiversary is less than the amount of the Monthly Deduction to be deducted on that date and the Guarantee Period is not then in effect, the Policy will be in default and a grace period will begin. See "Premium Payments to Prevent Lapse."

Determining the Account Value

On the Contract Date, the Account Value is equal to the initial Net Premium less the Monthly Deductions deducted as of the Contract Date. On each Valuation Day thereafter, the Account Value is the aggregate of the Variable Account value, the Fixed Account value, and the Loan Account value. Account Value may be significantly affected on days when the New York Stock Exchange is open for trading but we are closed for business, and you will not have access to Cash Value on those days. The Account Value will vary to reflect the performance of the Investment Accounts to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account, interest credited on amounts in the Loan Account, charges, transfers, Partial Surrenders, loans and loan repayments.

     Variable Account Value. When you allocate an amount to an Investment Account, either by Net Premium payment allocation or by transfer, your Policy is credited with accumulation units in that Investment Account. The number of accumulation units credited is determined by dividing the amount allocated to the Investment Account by the Investment Account's accumulation unit value at the end of the Valuation Period during which the allocation is effected. The Variable Account value of the Policy equals the sum, for all Investment Accounts, of the accumulation units credited to an Investment Account multiplied by that Investment Account's accumulation unit value.

The number of Investment Account accumulation units credited to your Policy will increase when Net Premium payments are allocated to the Investment Account and when amounts are transferred to the Investment Account. The number of Investment Account accumulation units credited to a Policy will decrease when the allocated portion of the Monthly Deduction and mortality and expense charge are taken from the Investment Account, a loan is made, an amount is transferred from the Investment Account, or a Partial Surrender is taken from the Investment Account.

     Accumulation Unit Values. An Investment Account's accumulation unit value is determined on each Valuation Date and varies to reflect the investment experience of the underlying Portfolio. It may increase, decrease, or remain the same from Valuation Period to Valuation Period. The accumulation unit value for the Money Market Investment Accounts were initially set at $1, and the accumulation unit value for each of the other Investment Accounts was arbitrarily set at $5 when each Investment Account was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for an Investment Account for the prior Valuation Period by the net investment factor for the Investment Account for the current Valuation Period.

     Net Investment Factor. The net investment factor is used to measure the investment performance of an Investment Account from one Valuation Period to the next. For any Investment Account, the net investment factor for a Valuation Period is determined by dividing (a) by (b), where:

         (a) is equal to:
          1. the net asset value per share of the Portfolio held in the Investment Account determined at the end of the current Valuation Period; plus
          2. the per share amount of any dividend or capital gain distribution paid by the Portfolio during the Valuation Period; plus
          3. the per share credit or charge with respect to taxes, if any, paid or reserved for by AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account; and

          (b) is equal to:
          1. the net asset value per share of the Portfolio held in the Investment Account determined at the end of the preceding Valuation Period; plus
          2. the per share credit or charge for any taxes reserved for the immediately preceding Valuation Period.

     Fixed Account Value. On any Valuation Date, the Fixed Account value of a Policy is the total of all Net Premium payments allocated to the Fixed Account, plus any amounts transferred to the Fixed Account, plus interest credited on such Net Premium payments and amounts transferred, less the amount of any transfers from the Fixed Account, less the amount of any Partial Surrenders taken from the Fixed Account, and less the pro rata portion of the Monthly Deduction charged against the Fixed Account.

     Loan Account Value. On any Valuation Date, if there have been any Policy loans, the Loan Account value is equal to amounts transferred to the Loan Account from the Investment Accounts and from the Fixed Account as collateral for Policy loans and for due and unpaid loan interest, less amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account as outstanding loans and loan interest are repaid, and plus interest credited to the Loan Account.


Cash Value and Net Cash Value

The Cash Value on a Valuation Date is the Account Value less any applicable surrender charges. The Net Cash Value on a Valuation Date is the Cash Value reduced by any outstanding loans and loan interest. Net Cash Value is used to determine whether a grace period starts. See "Premium Payments to Prevent Lapse." It is also the amount that is available upon full surrender of the Policy. See "Surrendering the Policy for Net Cash Value."

                    DEATH BENEFIT AND CHANGES IN FACE AMOUNT

As long as the Policy remains in force, AUL will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. AUL may require return of the Policy. The Death Benefit Proceeds may be paid in a lump sum, generally within seven calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid"), or in any other way agreeable to you and us. Before the Insured dies, you may choose how the proceeds are to be paid. If you have not made a choice before the Insured dies, the beneficiary may choose how the proceeds are paid. The Death Benefit Proceeds will be paid to the beneficiary. See "Selecting and Changing the Beneficiary."

Amount of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the sum of the Death Benefit in force as of the end of the Valuation Period during which death occurs, plus any rider benefits, minus any outstanding loan and loan interest on that date. If the date of death occurs during a grace period, the Death Benefit will still be payable to the beneficiary, although the amount will be equal to the Death Benefit immediately prior to the start of the grace period, plus any benefits provided by rider, and less any outstanding loan and loan interest and overdue Monthly Deductions and mortality and expense risk charges as of the date of death. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Changes in the Policy or Benefits."

If part or all of the Death Benefit Proceeds is paid in one sum, AUL will pay interest on this sum if required by applicable state law from the date of the Insured's death to the date of payment.

Death Benefit Options

The Owner may choose one of two Death Benefit options. Under Option 1, the Death Benefit is the greater of the Face Amount or the Applicable Percentage (as described below) of Account Value on the date of the Insured's death. Under Option 2, the Death Benefit is the greater of the Face Amount plus the Account Value on the date of death, or the Applicable Percentage of the Account Value on the date of the Insured's death.

If investment performance is favorable, the amount of the Death Benefit may increase. However, under Option 1, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option 2, the Death Benefit will vary directly with the investment performance of the Account Value. To see how and when investment performance may begin to affect the Death Benefit, see "Illustrations of Account Values, Cash Values, Death Benefits and Accumulated Premium Payments."


                     Applicable Percentages of Account Value
Attained Age    Percentage     Attained Age   Percentage    Attained Age   Percentage     Attained Age   Percentage
     0-40            250%           50            185%           60             130%           70             115%
      41             243%           51            178%           61             128%           71             113%
      42             236%           52            171%           62             126%           72             111%
      43             229%           53            164%           63             124%           73             109%
      44             222%           54            157%           64             122%           74             107%
      45             215%           55            150%           65             120%          75-90           105%
      46             209%           56            146%           66             119%           91             104%
      47             203%           57            142%           67             118%           92             103%
      48             197%           58            138%           68             117%           93             102%
      49             191%           59            134%           69             116%           94             101%
                                                                                               95+            100%

Initial Face Amount and Death Benefit Option

The initial Face Amount is set at the time the Policy is issued. You may change the Face Amount from time to time, as discussed below. You select the Death Benefit option when you apply for the Policy. You also may change the Death Benefit option, as discussed below. We reserve the right, however, to decline any change which might disqualify the Policy as life insurance under federal tax law.

Changes in Death Benefit Option

Beginning one year after the Contract Date, as long as the Policy is not in the grace period, you may change the Death Benefit option on your Policy subject to the following rules. If you request a change from Death Benefit Option 2 to Death Benefit Option 1, the Face Amount will be increased by the amount of the Account Value on the date of change. The change will be effective on the Monthiversary following our receipt of Proper Notice.

If you request a change from Death Benefit Option 1 to Death Benefit Option 2, the Face Amount will be decreased by the amount of the Account Value on the date of change. We may require satisfactory evidence of insurability. The change will be effective on the Monthiversary following our approval of the change. We will not permit a change which would decrease the Face Amount below $50,000.

Changes in Face Amount

Beginning one year after the Contract Date, as long as the Policy is not in the grace period, you may request a change in the Face Amount. If a change in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your Policy as a life insurance contract, AUL will refund, after the next Monthiversary, the amount of such excess above the premium limitations. Changes in Face Amount may cause the Policy to be treated as a Modified Endowment for federal tax purposes.

AUL reserves the right to decline a requested decrease in the Face Amount if compliance with the guideline premium limitations under current tax law would result in immediate termination of the Policy, payments would have to be made from the Cash Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Value under the Policy.

The Face Amount after any decrease must be at least $50,000. A decrease in Face Amount will become effective on the Monthiversary that next follows receipt of Proper Notice of a request.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. If you have made any increases to the Face Amount, the decrease will first be applied to reduce those increases, starting with the most recent increase. The decrease will not cause a decrease in either the Required Premium for the Guarantee Period or the surrender charge.

Any increase in the Face Amount must be at least $5,000 (unless otherwise provided by rider), and an application must be submitted. AUL reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by AUL from time to time. A change in planned premiums may be advisable. If the Policy is within the Guarantee Period on the effective date of the increase, Required Premiums will be increased accordingly. See "Premiums." The increase in Face Amount will become effective on the Monthiversary on or next following our approval of the increase.

For purposes of calculating cost of insurance charges, any Face Amount decrease will be used to reduce any previous Face Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Face Amount increases have been reduced, it will be used to reduce the initial Face Amount.

Selecting and Changing the Beneficiary

You select the beneficiary in your application. You may select more than one beneficiary. You may later change the beneficiary in accordance with the terms of the Policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the Death Benefit Proceeds under the Policy. If the Insured dies and there is no surviving beneficiary, the Owner (or the Owner's estate if the Owner is the Insured) will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's written consent must be obtained to change the beneficiary.

                                  CASH BENEFITS

Policy Loans

Prior to the death of the Insured, you may borrow against your Policy by submitting Proper Notice to the Home Office at any time after the end of the "right to examine" period while the Policy is not in the grace period. The Policy is assigned to us as the sole security for the loan. The minimum amount of a new loan is $500. The maximum amount of a new loan is:

         1. 90% of the Account Value; less
         2. any loan interest due on the next Policy Anniversary; less
         3. any applicable surrender charges; less
         4. any existing loans and accrued loan interest.

Outstanding loans reduce the amount available for new loans. Policy loans will be processed as of the date your written request is received and approved. Loan proceeds generally will be sent to you within seven calendar days. See "When Proceeds Are Paid."

     Interest. AUL will charge interest on any outstanding loan at an annual rate of 6.0%. Interest is due and payable on each Policy Anniversary while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the loan.

     Loan Collateral. When a Policy loan is made, an amount sufficient to secure the loan is transferred out of the Investment Accounts and the Fixed Account and into the Policy's Loan Account. Thus, a loan will have no immediate effect on the Account Value, but the Net Cash Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Investment Accounts from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Investment Account and from the Fixed Account in the same proportion that the Account Value in each Investment Account and the Fixed Account bears to the total Account Value in those accounts on the date that the loan is made. Due and unpaid interest will be transferred each Policy Anniversary from each Investment Account and the Fixed Account to the Loan Account in the same proportion that each Investment Account value and the Fixed Account bears to the total unloaned Account Value. The amount we transfer will be the amount by which the interest due exceeds the interest which has been credited on the Loan Account.

The Loan Account will be credited with interest daily at an effective annual rate of not less than 4.0%. Any interest credited in excess of the minimum guaranteed rate is not guaranteed.

     Loan Repayment; Effect if Not Repaid. You may repay all or part of your loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium, unless the premium would cause the Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code. Loan repayments, unlike premium payments, are not subject to premium expense charges. When a loan repayment is made, Account Value in the Loan Account in an amount equivalent to the repayment is transferred from the Loan Account to the Investment Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Account Value, but the Net Cash Value will be increased immediately by the amount of the loan repayment. Loan repayment amounts will be transferred to the Investment Accounts and the Fixed Account according to the premium allocation instructions in effect at that time.

If the Death Benefit becomes payable while a loan is outstanding, any outstanding loan and loan interest will be deducted in calculating the Death Benefit Proceeds. See "Amount of Death Benefit Proceeds."

If the Monthly Deduction exceeds the Net Cash Value on any Monthiversary when the Guarantee Period is not in force, the Policy will be in default. You will be sent notice of the default. You will have a grace period within which you may submit a sufficient payment to avoid termination of coverage under the Policy. The notice will specify the amount that must be repaid to prevent termination. See "Premium Payments to Prevent Lapse."

     Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Policy values because the investment results of the Investment Accounts of the Separate Account and current interest rates credited on Account Value in the Fixed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Investment Accounts while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Investment Accounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See "Tax Considerations" for a discussion of the tax treatment of Policy loans, and the adverse tax consequences if a Policy lapses with loans outstanding. In particular, if your Policy is a Modified Endowment, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Net Cash Value

You may surrender your Policy at any time for its Net Cash Value by submitting Proper Notice to us. AUL may require return of the Policy. A surrender charge may apply. See "Surrender Charge." A surrender request will be processed as of the date your written request and all required documents are received. Payment will generally be made within seven calendar days. See "When Proceeds are Paid." The Net Cash Value may be taken in one lump sum or it may be applied to a settlement option. See "Settlement Options." The Policy will terminate and cease to be in force if it is surrendered for one lump sum or applied to a settlement option. It cannot later be reinstated. Surrenders may have adverse tax consequences. See "Tax Considerations."

Partial Surrenders

You may make Partial Surrenders under your Policy of at least $500 at any time after the end of the "right to examine" period by submitting Proper Notice to us. As of the date AUL receives Proper Notice for a Partial Surrender, the Account Value and, therefore, the Cash Value will be reduced by the Partial Surrender.

When you request a Partial Surrender, you can direct how the Partial Surrender will be deducted from the Investment Accounts and/or the Fixed Account. If you provide no directions, the Partial Surrender will be deducted from your Account Value in the Investment Accounts and Fixed Account on a pro rata basis. Partial Surrenders may have adverse tax consequences. See "Tax Considerations."

AUL will reduce the Face Amount by an amount equal to the Partial Surrender. AUL will reject a Partial Surrender request if the Partial Surrender would reduce the Face Amount below $50,000, or if the Partial Surrender would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by AUL.

Partial Surrender requests will be processed as of the date your written request is received, and generally will be paid within seven calendar days. See "When Proceeds Are Paid."

Settlement Options

At the time of surrender or death, the Policy offers various options of receiving proceeds payable under the Policy. These settlement options are summarized below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account. Any representative authorized to sell this Policy can further explain these options upon request.

You may apply proceeds of $2,000 or more which are payable under this Policy to any of the following options:

     Option 1 - Income for a Fixed Period. Proceeds are payable in equal monthly installments for a specified number of years, not to exceed 20.

     Option 2 - Life Annuity. Proceeds are paid in equal monthly installments for as long as the payee lives. A number of payments can be guaranteed, such as 120, or the number of payments required to refund the proceeds applied.

     Option 3 - Survivorship Annuity. Proceeds are paid in monthly installments for as long as either the first payee or surviving payee lives. A number of payments equal to the initial payment can be guaranteed, such as 120. A different monthly installment payable to the surviving payee can be specified. Any other method or frequency of payment we agree to may be used to pay the proceeds of this Policy.

Policy proceeds payable in one sum will accumulate at interest from the date of death or surrender to the payment date at the rate of interest then paid by us or at the rate specified by statute, whichever is greater. Based on the settlement option selected, we will determine the amount payable. The minimum interest rate used in computing payments under all options will be 3% per year.

You may select or change an option by giving Proper Notice prior to the settlement date. If no option is in effect on the settlement date, the payee may select an option. If this Policy is assigned or if the payee is a corporation, association, partnership, trustee or estate, a settlement option will be available only with our consent.

If a payee dies while a settlement option is in effect, and there is no surviving payee, we will pay a single sum to such payee's estate. The final payment will be the commuted value of any remaining guaranteed payments.

Settlement option payments will be exempt from the claims of creditors to the maximum extent permitted by law.

     Minimum Amounts. AUL reserves the right to pay the total amount of the Policy in one lump sum, if less than $2,000. If monthly payments are less than $100, payments may be made less frequently at AUL's option.

The proceeds of this Policy may be paid in any other method or frequency of payment acceptable to us.

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Investment Accounts to which Variable Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Variable Account value to fund the purpose for which the Policy was purchased. Partial Surrenders and Policy loans may significantly affect current and future Account Value, Net Cash Value, or Death Benefit Proceeds. Depending upon Investment Account investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. See "Tax Considerations."

Life Insurance Retirement Plans

Any Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to access Account Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a Death Benefit payable when the Insured dies.

Illustrations are available upon request that portray how the Policy can be used as a funding vehicle for (non-qualified) retirement plans, referred to herein as "life insurance retirement plans," for individuals. Illustrations provided upon request show the effect on Account Value, Cash Value, and the net Death Benefit of premiums paid under a Policy and partial withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Investment Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the illustrations or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding illustration; illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

The hypothetical rates of return in illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and whether loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

Risks of Life Insurance Retirement Plans

Using your Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if your Policy is insufficiently funded in relation to the income stream expected from your Policy, your Policy can lapse prematurely and result in significant income tax liability to you in the year in which the lapse occurs. Other risks associated with borrowing from your Policy also apply. Loans will be automatically repaid from the gross Death Benefit at the death of the Insured, resulting in the estimated payment to the beneficiary of the net Death Benefit, which will be less than the gross Death Benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to you of the Net Cash Value. Similarly, upon lapse, the loan will be automatically repaid, and the Policy will terminate without value. Upon surrender, the loan will be automatically repaid. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Cash Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, surrender or lapse of your Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments. Thus, you should be careful to design a life insurance retirement plan so that your Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from your Policy.

To avoid lapse of your Policy, it is important to design a payment stream that does not leave your Policy with insufficient Net Cash Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Account Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the age of the Insured, which can further erode existing Net Cash Value and contribute to the risk of lapse.

Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding loans and loan interest, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

You should consult with your financial and tax advisers in designing a life insurance retirement plan that is suitable for your particular needs. Further, you should continue to monitor the Net Cash Value remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of the remaining Net Cash Value. Illustrations showing the effect of charges under the Policy upon existing Account Value or the effect of future withdrawals or loans upon the Policy's Account Value and Death Benefit are available from your representative. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.

          ILLUSTRATIONS OF ACCOUNT VALUES, CASH VALUES, DEATH BENEFITS
                        AND ACCUMULATED PREMIUM PAYMENTS

The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Account Values, Cash Values and Death Benefits under a Policy covering an Insured of a given age on the Policy Date would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. The tables may be deemed to be "forward looking statements," and are based on certain assumptions. Actual performance under the Policy may differ materially from performance described in the tables. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors, including the investment allocations made by an Owner. These illustrations assume that Net Premiums are allocated equally among the Investment Accounts available under the Policy, and that no amounts are allocated to the Fixed Account. These illustrations also assume that no Policy loans have been made and that the premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The illustrations reflect the fact that the net investment return on the assets held in the Investment Accounts is lower than the gross return of the selected Portfolios. The tables assume an average annual expense ratio of approximately 0.80% of the average daily net assets of the Portfolios available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. Effective May 1, 1999, the American Century VP Capital Appreciation Portfolio is no longer available for new contracts; therefore, the Portfolio's expenses are not included in the above average. For information on the Portfolios' expenses, see the prospectuses for the Funds and Portfolios.


The illustrations also reflect the deduction of the premium expense charge, the Monthly Deduction and the mortality and expense risk charge. AUL has the contractual right to charge the guaranteed maximum charges. The current charges and, alternatively, the guaranteed charges are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no tax charges other than the premium tax charge are currently made against the Separate Account and assume no indebtedness or charges for rider benefits.

The illustrations are based on AUL's sex distinct rates. Upon request, an Owner will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables, and also may reflect allocation of premiums to specified Investment Accounts. Such illustrations will reflect the expenses of the Portfolios in which such Investment Accounts invest. We may make a reasonable charge to provide such illustrations.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE

MALE ISSUE AGE:  40                                                             $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                     DEATH BENEFIT OPTION 1


VARIABLE INVESTMENT        $6,000 ANNUAL PREMIUM USING CURRENT CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross 6% Gross 12% Gross           0% Gross 6% Gross  12% Gross         0% Gross 6% Gross 12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

    1            6,300       500,000  500,000    500,000             4,557    4,862     5,169              0         0        259
    2           12,915       500,000  500,000    500,000             9,135   10,035    10,973          4,225     5,125      6,063
    3           19,861       500,000  500,000    500,000            13,596   15,390    17,334          8,686    10,480     12,424
    4           27,154       500,000  500,000    500,000            17,938   20,932    24,306         13,028    16,022     19,396
    5           34,811       500,000  500,000    500,000            22,158   26,664    31,951         17,248    21,754     27,041
    6           42,852       500,000  500,000    500,000            26,250   32,590    40,333         21,831    28,171     35,914
    7           51,295       500,000  500,000    500,000            30,213   38,715    49,528         26,285    34,787     45,600
    8           60,159       500,000  500,000    500,000            34,045   45,047    59,623         30,608    41,610     56,186
    9           69,467       500,000  500,000    500,000            37,742   51,589    70,710         34,796    48,643     67,764
   10           79,241       500,000  500,000    500,000            41,300   58,348    82,892         38,845    55,893     80,437
   11           89,503       500,000  500,000    500,000            44,938   65,654    96,763         42,974    63,690     94,799
   12          100,278       500,000  500,000    500,000            48,431   73,230   112,090         46,958    71,757    110,617
   13          111,592       500,000  500,000    500,000            51,765   81,078   129,032         50,783    80,096    128,050
   14          123,471       500,000  500,000    500,000            54,923   89,198   147,765         54,432    88,707    147,274
   15          135,945       500,000  500,000    500,000            57,893   97,596   168,495         57,893    97,596    168,495
   16          149,042       500,000  500,000    500,000            60,660  106,277   191,454         60,660   106,277    191,454
   17          162,794       500,000  500,000    500,000            63,212  115,250   216,906         63,212   115,250    216,906
   18          177,234       500,000  500,000    500,000            65,545  124,531   245,160         65,545   124,531    245,160
   19          192,396       500,000  500,000    500,000            67,639  134,128   276,555         67,639   134,128    276,555
   20          208,316       500,000  500,000    500,000            69,471  144,047   311,480         69,471   144,047    311,480
   21          225,031       500,000  500,000    500,000            70,807  154,117   350,293         70,807   154,117    350,293
   22          242,583       500,000  500,000    503,808            71,811  164,503   393,600         71,811   164,503    393,600
   23          261,012       500,000  500,000    556,564            72,436  175,201   441,718         72,436   175,201    441,718
   24          280,363       500,000  500,000    613,721            72,637  186,213   494,936         72,637   186,213    494,936
   25          300,681       500,000  500,000    675,642            72,370  197,548   553,805         72,370   197,548    553,805
   26          322,015       500,000  500,000    742,723            71,593  209,224   618,936         71,593   209,224    618,936
   27          344,415       500,000  500,000    822,193            70,265  221,265   690,918         70,265   221,265    690,918
   28          367,936       500,000  500,000    909,158            68,345  233,704   770,473         68,345   233,704    770,473
   29          392,633       500,000  500,000  1,004,321            65,780  246,575   858,394         65,780   246,575    858,394
   30          418,565       500,000  500,000  1,108,447            62,490  259,907   955,558         62,490   259,907    955,558






(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, current cost of insurance rates, a monthly administrative charge of $17.50 per month in year 1 and $6.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.54%, 4.42%, and 10.38% respectively, during the first ten Policy Years, and -1.05%, 4.94%, and 10.93% respectively thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE



MALE ISSUE AGE:  40                                                                     $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                             DEATH BENEFIT OPTION 1


VARIABLE INVESTMENT        $6,000 ANNUAL PREMIUM USING GUARANTEED CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross 6% Gross 12% Gross           0% Gross 6% Gross  12% Gross         0% Gross 6% Gross 12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

    1            6,300       500,000  500,000    500,000             4,090    4,380     4,672              0         0          0
    2           12,915       500,000  500,000    500,000             8,277    9,121    10,002          3,367     4,211      5,092
    3           19,861       500,000  500,000    500,000            12,318   13,989    15,802          7,408     9,079     10,892
    4           27,154       500,000  500,000    500,000            16,208   18,983    22,117         11,298    14,073     17,207
    5           34,811       500,000  500,000    500,000            19,940   24,101    28,993         15,030    19,191     24,083
    6           42,852       500,000  500,000    500,000            23,504   29,337    36,479         19,085    24,918     32,060
    7           51,295       500,000  500,000    500,000            26,893   34,691    44,636         22,965    30,763     40,708
    8           60,159       500,000  500,000    500,000            30,104   40,160    53,531         26,667    36,723     50,094
    9           69,467       500,000  500,000    500,000            33,126   45,741    63,236         30,180    42,795     60,290
   10           79,241       500,000  500,000    500,000            35,950   51,428    73,832         33,495    48,973     71,377
   11           89,503       500,000  500,000    500,000            38,756   57,501    85,833         36,792    55,537     83,869
   12          100,278       500,000  500,000    500,000            41,333   63,697    99,013         39,860    62,224     97,540
   13          111,592       500,000  500,000    500,000            43,654   69,996   113,491         42,672    69,014    112,509
   14          123,471       500,000  500,000    500,000            45,686   76,377   129,403         45,195    75,886    128,912
   15          135,945       500,000  500,000    500,000            47,401   82,823   146,910         47,401    82,823    146,910
   16          149,042       500,000  500,000    500,000            48,766   89,313   166,197         48,766    89,313    166,197
   17          162,794       500,000  500,000    500,000            49,754   95,830   187,482         49,754    95,830    187,482
   18          177,234       500,000  500,000    500,000            50,345  102,367   211,026         50,345   102,367    211,026
   19          192,396       500,000  500,000    500,000            50,495  108,897   237,116         50,495   108,897    237,116
   20          208,316       500,000  500,000    500,000            50,152  115,385   266,084         50,152   115,385    266,084
   21          225,031       500,000  500,000    500,000            49,254  121,793   298,322         49,254   121,793    298,322
   22          242,583       500,000  500,000    500,000            47,737  128,079   334,294         47,737   128,079    334,294
   23          261,012       500,000  500,000    500,000            45,500  134,173   374,541         45,500   134,173    374,541
   24          280,363       500,000  500,000    520,383            42,435  140,004   419,664         42,435   140,004    419,664
   25          300,681       500,000  500,000    572,984            38,434  145,504   469,659         38,434   145,504    469,659
   26          322,015       500,000  500,000    629,832            33,386  150,603   524,860         33,386   150,603    524,860
   27          344,415       500,000  500,000    696,975            27,170  155,231   585,693         27,170   155,231    585,693
   28          367,936       500,000  500,000    770,221            19,661  159,316   652,730         19,661   159,316    652,730
   29          392,633       500,000  500,000    850,116            10,693  162,760   726,595         10,693   162,760    726,595
   30          418,565       500,000  500,000    937,249                38  165,427   807,973             38   165,427    807,973






(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, guaranteed cost of insurance rates, a monthly administrative charge of $30.00 per month in year 1 and $6.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.54%, 4.42%, and 10.38% respectively, during the first ten Policy Years, and -1.05%, 4.94%, and 10.93% respectively thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE




MALE ISSUE AGE:  40                                                                     $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                             DEATH BENEFIT OPTION 2


VARIABLE INVESTMENT        $6,000 ANNUAL PREMIUM USING CURRENT CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross 6% Gross 12% Gross           0% Gross 6% Gross  12% Gross         0% Gross 6% Gross 12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

    1            6,300       504,548  504,853    505,159             4,548    4,853     5,159              0         0        249
    2           12,915       509,108  510,006    510,941             9,108   10,006    10,941          4,198     5,096      6,031
    3           19,861       513,543  515,329    517,264            13,543   15,329    17,264          8,633    10,419     12,354
    4           27,154       517,847  520,823    524,177            17,847   20,823    24,177         12,937    15,913     19,267
    5           34,811       522,018  526,490    531,736            22,018   26,490    31,736         17,108    21,580     26,826
    6           42,852       526,049  532,330    539,999            26,049   32,330    39,999         21,630    27,911     35,580
    7           51,295       529,937  538,344    549,033            29,937   38,344    49,033         26,009    34,416     45,105
    8           60,159       533,679  544,536    558,914            33,679   44,536    58,914         30,242    41,099     55,477
    9           69,467       537,271  550,905    569,721            37,271   50,905    69,721         34,325    47,959     66,775
   10           79,241       540,706  557,451    581,542            40,706   57,451    81,542         38,251    54,996     79,087
   11           89,503       544,199  564,492    594,942            44,199   64,492    94,942         42,235    62,528     92,978
   12          100,278       547,523  571,745    609,665            47,523   71,745   109,665         46,050    70,272    108,192
   13          111,592       550,661  579,200    625,837            50,661   79,200   125,837         49,679    78,218    124,855
   14          123,471       553,593  586,845    643,591            53,593   86,845   143,591         53,102    86,354    143,100
   15          135,945       556,304  594,671    663,083            56,304   94,671   163,083         56,304    94,671    163,083
   16          149,042       558,775  602,666    684,479            58,775  102,666   184,479         58,775   102,666    184,479
   17          162,794       560,992  610,819    707,970            60,992  110,819   207,970         60,992   110,819    207,970
   18          177,234       562,947  619,128    733,774            62,947  119,128   233,774         62,947   119,128    233,774
   19          192,396       564,617  627,575    762,117            64,617  127,575   262,117         64,617   127,575    262,117
   20          208,316       565,975  636,136    793,243            65,975  136,136   293,243         65,975   136,136    293,243
   21          225,031       566,746  644,528    827,162            66,746  144,528   327,162         66,746   144,528    327,162
   22          242,583       567,124  652,938    864,378            67,124  152,938   364,378         67,124   152,938    364,378
   23          261,012       567,057  661,307    905,192            67,057  161,307   405,192         67,057   161,307    405,192
   24          280,363       566,493  669,577    949,937            66,493  169,577   449,937         66,493   169,577    449,937
   25          300,681       565,385  677,688    998,989            65,385  177,688   498,989         65,385   177,688    498,989
   26          322,015       563,693  685,585  1,052,768            63,693  185,585   552,768         63,693   185,585    552,768
   27          344,415       561,377  693,211  1,111,745            61,377  193,211   611,745         61,377   193,211    611,745
   28          367,936       558,406  700,513  1,176,446            58,406  200,513   676,446         58,406   200,513    676,446
   29          392,633       554,731  707,417  1,247,438            54,731  207,417   747,438         54,731   207,417    747,438
   30          418,565       550,284  713,826  1,325,331            50,284  213,826   825,331         50,284   213,826    825,331






(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, current cost of insurance rates, a monthly administrative charge of $17.50 per month in year 1 and $6.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.54%, 4.42%, and 10.38% respectively, during the first ten Policy Years, and -1.05%, 4.94%, and 10.93% respectively thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE




MALE ISSUE AGE:  40                                                             $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                     DEATH BENEFIT OPTION 2


VARIABLE INVESTMENT        $6,000 ANNUAL PREMIUM USING GUARANTEED CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross 6% Gross   12% Gross          0% Gross 6% Gross   12% Gross      0% Gross  6% Gross 12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

    1            6,300       504,078  504,368    504,659             4,078    4,368     4,659              0         0          0
    2           12,915       508,242  509,083    509,959             8,242    9,083     9,959          3,332     4,173      5,049
    3           19,861       512,248  513,909    515,710            12,248   13,909    15,710          7,338     8,999     10,800
    4           27,154       516,089  518,840    521,947            16,089   18,840    21,947         11,179    13,930     17,037
    5           34,811       519,756  523,873    528,711            19,756   23,873    28,711         14,846    18,963     23,801
    6           42,852       523,239  528,995    536,039            23,239   28,995    36,039         18,820    24,576     31,620
    7           51,295       526,529  534,200    543,980            26,529   34,200    43,980         22,601    30,272     40,052
    8           60,159       529,620  539,482    552,588            29,620   39,482    52,588         26,183    36,045     49,151
    9           69,467       532,500  544,829    561,915            32,500   44,829    61,915         29,554    41,883     58,969
   10           79,241       535,158  550,228    572,021            35,158   50,228    72,021         32,703    47,773     69,566
   11           89,503       537,767  555,941    583,378            37,767   55,941    83,378         35,803    53,977     81,414
   12          100,278       540,116  561,695    595,729            40,116   61,695    95,729         38,643    60,222     94,256
   13          111,592       542,173  567,457    609,144            42,173   67,457   109,144         41,191    66,475    108,162
   14          123,471       543,900  573,187    623,698            43,900   73,187   123,698         43,409    72,696    123,207
   15          135,945       545,268  578,847    639,479            45,268   78,847   139,479         45,268    78,847    139,479
   16          149,042       546,239  584,392    656,577            46,239   84,392   156,577         46,239    84,392    156,577
   17          162,794       546,784  589,781    675,102            46,784   89,781   175,102         46,784    89,781    175,102
   18          177,234       546,881  594,981    695,181            46,881   94,981   195,181         46,881    94,981    195,181
   19          192,396       546,487  599,931    716,932            46,487   99,931   216,932         46,487    99,931    216,932
   20          208,316       545,547  604,558    740,476            45,547  104,558   240,476         45,547   104,558    240,476
   21          225,031       544,001  608,778    765,938            44,001  108,778   265,938         44,001   108,778    265,938
   22          242,583       541,788  612,501    793,456            41,788  112,501   293,456         41,788   112,501    293,456
   23          261,012       538,809  615,595    823,143            38,809  115,595   323,143         38,809   115,595    323,143
   24          280,363       534,968  617,920    855,127            34,968  117,920   355,127         34,968   117,920    355,127
   25          300,681       530,176  619,337    889,553            30,176  119,337   389,553         30,176   119,337    389,553
   26          322,015       524,349  619,703    926,588            24,349  119,703   426,588         24,349   119,703    426,588
   27          344,415       517,406  618,875    966,424            17,406  118,875   466,424         17,406   118,875    466,424
   28          367,936       509,276  616,706  1,009,277             9,276  116,706   509,277          9,276   116,706    509,277
   29          392,633             0  613,017  1,055,362                 0  113,017   555,362              0   113,017    555,362
   30          418,565             0  607,580  1,104,875                 0  107,580   604,875              0   107,580    604,875







(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, guaranteed cost of insurance rates, a monthly administrative charge of $30.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.54%, 4.42%, and 10.38% respectively, during the first ten Policy Years, and -1.05%, 4.94%, and 10.93% respectively thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE




MALE ISSUE AGE:  55                                                             $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                     DEATH BENEFIT OPTION 1

VARIABLE INVESTMENT        $13,000 ANNUAL PREMIUM USING CURRENT CHARGES

                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross 6% Gross 12% Gross           0% Gross 6% Gross  12% Gross         0% Gross 6% Gross 12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

    1           13,650       500,000  500,000    500,000             9,432   10,081    10,732              0         0          0
    2           27,983       500,000  500,000    500,000            18,677   20,570    22,545          7,287     9,180     11,155
    3           43,032       500,000  500,000    500,000            27,599   31,346    35,413         16,209    19,956     24,023
    4           58,833       500,000  500,000    500,000            36,184   42,409    49,441         24,794    31,019     38,051
    5           75,425       500,000  500,000    500,000            44,417   53,757    64,745         33,027    42,367     53,355
    6           92,846       500,000  500,000    500,000            52,281   65,390    81,458         42,030    55,139     71,207
    7          111,138       500,000  500,000    500,000            59,757   77,307    99,731         50,645    68,195     90,619
    8          130,345       500,000  500,000    500,000            66,811   89,494   119,725         58,838    81,521    111,752
    9          150,513       500,000  500,000    500,000            73,412  101,943   141,631         66,578    95,109    134,797
   10          171,688       500,000  500,000    500,000            79,532  114,653   165,680         73,837   108,958    159,985
   11          193,923       500,000  500,000    500,000            85,591  128,285   193,115         81,035   123,729    188,559
   12          217,269       500,000  500,000    500,000            91,154  142,309   223,559         87,737   138,892    220,142
   13          241,782       500,000  500,000    500,000            96,202  156,760   257,449         93,924   154,482    255,171
   14          267,521       500,000  500,000    500,000           100,704  171,669   295,291         99,565   170,530    294,152
   15          294,547       500,000  500,000    500,000           104,610  187,063   337,682        104,610   187,063    337,682
   16          322,925       500,000  500,000    500,000           107,849  202,963   385,327        107,849   202,963    385,327
   17          352,721       500,000  500,000    500,000           110,330  219,391   439,081        110,330   219,391    439,081
   18          384,007       500,000  500,000    554,274           111,934  236,370   499,346        111,934   236,370    499,346
   19          416,857       500,000  500,000    617,119           112,540  253,947   566,165        112,540   253,947    566,165
   20          451,350       500,000  500,000    685,154           112,039  272,207   640,331        112,039   272,207    640,331
   21          487,568       500,000  500,000    758,797           109,215  290,633   722,664        109,215   290,633    722,664
   22          525,596       500,000  500,000    854,382           104,939  309,973   813,697        104,939   309,973    813,697
   23          565,526       500,000  500,000    960,042            99,081  330,427   914,325         99,081   330,427    914,325
   24          607,452       500,000  500,000  1,076,806            91,479  352,234 1,025,530         91,479   352,234  1,025,530
   25          651,475       500,000  500,000  1,205,800            81,889  375,667 1,148,381         81,889   375,667  1,148,381
   26          697,699       500,000  500,000  1,348,232            69,882  401,031 1,284,030         69,882   401,031  1,284,030
   27          746,234       500,000  500,000  1,505,417            54,950  428,740 1,433,731         54,950   428,740  1,433,731
   28          797,195       500,000  500,000  1,678,781            36,463  459,346 1,598,839         36,463   459,346  1,598,839
   29          850,705       500,000  517,767  1,869,869            13,664  493,112 1,780,827         13,664   493,112  1,780,827
   30          906,890             0  554,708  2,080,366                 0  528,293 1,981,301              0   528,293  1,981,301






(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, current cost of insurance rates, a monthly administrative charge of $17.50 per month in year 1 and $6.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.54%, 4.42%, and 10.38% respectively, during the first ten Policy Years, and -1.05%, 4.94%, and 10.93% respectively thereafter.




THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE



MALE ISSUE AGE:  55                                                                     $500,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                             DEATH BENEFIT OPTION 1


VARIABLE INVESTMENT        $13,000 ANNUAL PREMIUM USING GUARANTEED CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross 6% Gross 12% Gross           0% Gross 6% Gross  12% Gross        0% Gross 6% Gross 12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

    1           13,650       500,000  500,000    500,000             7,821    8,419     9,019              0         0          0
    2           27,983       500,000  500,000    500,000            15,421   17,114    18,885          4,031     5,724      7,495
    3           43,032       500,000  500,000    500,000            22,553   25,845    29,431         11,163    14,455     18,041
    4           58,833       500,000  500,000    500,000            29,185   34,583    40,708         17,795    23,193     29,318
    5           75,425       500,000  500,000    500,000            35,278   43,289    52,767         23,888    31,899     41,377
    6           92,846       500,000  500,000    500,000            40,788   51,921    65,668         30,537    41,670     55,417
    7          111,138       500,000  500,000    500,000            45,667   60,435    79,483         36,555    51,323     70,371
    8          130,345       500,000  500,000    500,000            49,836   68,756    94,270         41,863    60,783     86,297
    9          150,513       500,000  500,000    500,000            53,216   76,807   110,112         46,382    69,973    103,278
   10          171,688       500,000  500,000    500,000            55,729   84,517   127,119         50,034    78,822    121,424
   11          193,923       500,000  500,000    500,000            57,612   92,301   146,189         53,056    87,745    141,633
   12          217,269       500,000  500,000    500,000            58,484   99,679   166,965         55,067    96,262    163,548
   13          241,782       500,000  500,000    500,000            58,261  106,587   189,729         55,983   104,309    187,451
   14          267,521       500,000  500,000    500,000            56,827  112,939   214,812         55,688   111,800    213,673
   15          294,547       500,000  500,000    500,000            54,018  118,607   242,610         54,018   118,607    242,610
   16          322,925       500,000  500,000    500,000            49,609  123,416   273,602         49,609   123,416    273,602
   17          352,721       500,000  500,000    500,000            43,306  127,136   308,390         43,306   127,136    308,390
   18          384,007       500,000  500,000    500,000            34,722  129,466   347,748         34,722   129,466    347,748
   19          416,857       500,000  500,000    500,000            23,416  130,065   392,715         23,416   130,065    392,715
   20          451,350       500,000  500,000    500,000             8,914  128,566   444,682          8,914   128,566    444,682
   21          487,568             0  500,000    530,262                 0  124,572   505,011              0   124,572    505,011
   22          525,596             0  500,000    600,499                 0  117,611   571,904              0   117,611    571,904
   23          565,526             0  500,000    677,942                 0  107,107   645,659              0   107,107    645,659
   24          607,452             0  500,000    763,288                 0   92,309   726,941              0    92,309    726,941
   25          651,475             0  500,000    857,283                 0   72,164   816,460              0    72,164    816,460
   26          697,699             0  500,000    960,724                 0   45,193   914,975              0    45,193    914,975
   27          746,234             0  500,000  1,074,457                 0    9,340 1,023,292              0     9,340  1,023,292
   28          797,195             0        0  1,199,374                 0        0 1,142,261              0         0  1,142,261
   29          850,705             0        0  1,336,424                 0        0 1,272,785              0         0  1,272,785
   30          906,890             0        0  1,486,623                 0        0 1,415,832              0         0  1,415,832





(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, guaranteed cost of insurance rates, a monthly administrative charge of $30.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.54%, 4.42%, and 10.38% respectively, during the first ten Policy Years, and -1.05%, 4.94%, and 10.93% respectively thereafter.




THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE



MALE ISSUE AGE:  55                                                                     $250,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                             DEATH BENEFIT OPTION 2


VARIABLE INVESTMENT        $12,000 ANNUAL PREMIUM USING CURRENT CHARGES


                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross 6% Gross 12% Gross           0% Gross 6% Gross  12% Gross       0% Gross 6% Gross 12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

    1           12,600       259,728  260,359    260,991             9,728   10,359    10,991          4,033     4,664      5,296
    2           25,830       269,325  271,195    273,142            19,325   21,195    23,142         13,630    15,500     17,447
    3           39,722       278,651  282,382    286,422            28,651   32,382    36,422         22,956    26,687     30,727
    4           54,308       287,696  293,922    300,936            37,696   43,922    50,936         32,001    38,227     45,241
    5           69,623       296,450  305,815    316,794            46,450   55,815    66,794         40,755    50,120     61,099
    6           85,704       304,900  318,059    334,117            54,900   68,059    84,117         49,774    62,934     78,992
    7          102,589       313,032  330,651    353,040            63,032   80,651   103,040         58,476    76,095     98,484
    8          120,319       320,825  343,577    373,698            70,825   93,577   123,698         66,838    89,591    119,711
    9          138,935       328,255  356,825    396,242            78,255  106,825   146,242         74,838   103,408    142,825
   10          158,481       335,304  370,382    420,842            85,304  120,382   170,842         82,457   117,535    167,994
   11          179,006       342,424  384,918    448,677            92,423  134,918   198,677         90,145   132,640    196,399
   12          200,556       349,156  399,848    479,223            99,156  149,848   229,223         97,447   148,140    227,514
   13          223,184       355,485  415,174    512,753           105,485  165,174   262,753        104,346   164,035    261,614
   14          246,943       361,389  430,886    549,566           111,389  180,886   299,566        110,819   180,317    298,996
   15          271,890       366,835  446,967    589,982           116,835  196,967   339,982        116,835   196,967    339,982
   16          298,084       371,778  463,381    634,341           121,778  213,381   384,341        121,778   213,381    384,341
   17          325,589       376,160  480,082    683,009           126,160  230,082   433,009        126,160   230,082    433,009
   18          354,468       379,910  497,003    736,375           129,910  247,003   486,375        129,910   247,003    486,375
   19          384,791       382,960  514,079    794,873           132,960  264,079   544,873        132,960   264,079    544,873
   20          416,631       385,253  531,254    859,000           135,253  281,254   609,000        135,253   281,254    609,000
   21          450,063       386,033  547,742    928,560           136,033  297,742   678,560        136,033   297,742    678,560
   22          485,166       385,928  564,141  1,004,798           135,928  314,141   754,798        135,928   314,141    754,798
   23          522,024       384,911  580,411  1,088,408           134,911  330,411   838,408        134,911   330,411    838,408
   24          560,725       382,951  596,505  1,180,157           132,951  346,505   930,157        132,951   346,505    930,157
   25          601,361       379,987  612,340  1,280,860           129,987  362,340 1,030,860        129,987   362,340  1,030,860
   26          644,030       375,873  627,743  1,391,335           125,873  377,743 1,141,335        125,873   377,743  1,141,335
   27          688,831       370,465  642,532  1,512,488           120,465  392,532 1,262,488        120,465   392,532  1,262,488
   28          735,873       363,605  656,502  1,645,312           113,605  406,502 1,395,312        113,605   406,502  1,395,312
   29          785,266       355,143  669,442  1,790,917           105,143  419,442 1,540,917        105,143   419,442  1,540,917
   30          837,129       344,965  681,168  1,950,567            94,965  431,168 1,700,567         94,965   431,168  1,700,567





(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, current cost of insurance rates, a monthly administrative charge of $17.50 per month in year 1 and $6.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.54%, 4.42%, and 10.38% respectively, during the first ten Policy Years, and -1.05%, 4.94%, and 10.93% respectively thereafter.




THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                           FLEXIBLE PREMIUM ADJUSTABLE

                             VARIABLE LIFE INSURANCE



MALE ISSUE AGE:  55                                                             $250,000 FACE AMOUNT
PREFERRED, NON-TOBACCO USER                                                     DEATH BENEFIT OPTION 2

VARIABLE INVESTMENT        $12,000 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                       DEATH BENEFIT                      ACCOUNT VALUE                        CASH VALUE

                                   Assuming Hypothetical              Assuming Hypothetical               Assuming Hypothetical
                PREMIUMS               Gross Annual                        Gross Annual                       Gross Annual
                 ACCUM.            Investment Return of                Investment Return of               Investment Return of
    END          AT 5%       ________________________________    ________________________________   ________________________________
    OF          INTEREST
   YEAR         PER YEAR     0% Gross  6% Gross   12% Gross       0% Gross  6% Gross   12% Gross     0% Gross 6% Gross   12% Gross
------------ --------------- ---------------------------------- ----------------------------------- --------------------------------

    1           12,600       259,728  260,359    260,991             9,728   10,359    10,991          4,033     4,664      5,296
    2           25,830       269,325  271,195    273,142            19,325   21,195    23,142         13,630    15,500     17,447
    3           39,722       278,651  282,382    286,422            28,651   32,382    36,422         22,956    26,687     30,727
    4           54,308       287,696  293,922    300,936            37,696   43,922    50,936         32,001    38,227     45,241
    5           69,623       296,450  305,815    316,794            46,450   55,815    66,794         40,755    50,120     61,099
    6           85,704       304,900  318,059    334,117            54,900   68,059    84,117         49,774    62,934     78,992
    7          102,589       313,032  330,651    353,040            63,032   80,651   103,040         58,476    76,095     98,484
    8          120,319       320,825  343,577    373,698            70,825   93,577   123,698         66,838    89,591    119,711
    9          138,935       328,255  356,825    396,242            78,255  106,825   146,242         74,838   103,408    142,825
   10          158,481       335,304  370,382    420,842            85,304  120,382   170,842         82,457   117,535    167,994
   11          179,006       342,424  384,918    448,677            92,423  134,918   198,677         90,145   132,640    196,399
   12          200,556       349,156  399,848    479,223            99,156  149,848   229,223         97,447   148,140    227,514
   13          223,184       355,485  415,174    512,753           105,485  165,174   262,753        104,346   164,035    261,614
   14          246,943       361,389  430,886    549,566           111,389  180,886   299,566        110,819   180,317    298,996
   15          271,890       366,835  446,967    589,982           116,835  196,967   339,982        116,835   196,967    339,982
   16          298,084       371,778  463,381    634,341           121,778  213,381   384,341        121,778   213,381    384,341
   17          325,589       376,160  480,082    683,009           126,160  230,082   433,009        126,160   230,082    433,009
   18          354,468       379,910  497,003    736,375           129,910  247,003   486,375        129,910   247,003    486,375
   19          384,791       382,960  514,079    794,873           132,960  264,079   544,873        132,960   264,079    544,873
   20          416,631       385,253  531,254    859,000           135,253  281,254   609,000        135,253   281,254    609,000
   21          450,063       386,033  547,742    928,560           136,033  297,742   678,560        136,033   297,742    678,560
   22          485,166       385,928  564,141  1,004,798           135,928  314,141   754,798        135,928   314,141    754,798
   23          522,024       384,911  580,411  1,088,408           134,911  330,411   838,408        134,911   330,411    838,408
   24          560,725       382,951  596,505  1,180,157           132,951  346,505   930,157        132,951   346,505    930,157
   25          601,361       379,987  612,340  1,280,860           129,987  362,340 1,030,860        129,987   362,340  1,030,860
   26          644,030       375,873  627,743  1,391,335           125,873  377,743 1,141,335        125,873   377,743  1,141,335
   27          688,831       370,465  642,532  1,512,488           120,465  392,532 1,262,488        120,465   392,532  1,262,488
   28          735,873       363,605  656,502  1,645,312           113,605  406,502 1,395,312        113,605   406,502  1,395,312
   29          785,266       355,143  669,442  1,790,917           105,143  419,442 1,540,917        105,143   419,442  1,540,917
   30          837,129       344,965  681,168  1,950,567            94,965  431,168 1,700,567         94,965   431,168  1,700,567







(1)  Assumes that no Policy loans have been made.

(2) Values reflect applicable premium expenses charges, guaranteed cost of insurance rates, a monthly administrative charge of $30.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten Policy Years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rate of -1.54%, 4.42%, and 10.38% respectively, during the first ten Policy Years, and -1.05%, 4.94%, and 10.93% respectively thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAT THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

     Incontestability. In the absence of fraud, after the Policy has been in force during the Insured's lifetime for two years from the Contract Date, AUL may not contest the Contract. Any increase in the Face Amount will not be contested after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase. If you did not request the Face Amount increase or if evidence of insurability was not required, we will not contest the increase.

If a Policy lapses and it is reinstated, we can contest the reinstated Policy during the first two years after the effective date of the reinstatement, but only for statements made in the application for reinstatement.

     Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years of the Contract Date or the effective date of any reinstatement (or less if required by state law), the amount payable by AUL will be equal to the premiums paid less any loan, loan interest, and any Partial Surrender.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Face Amount (or less if required by state law), the amount payable by AUL on such increase will be limited to the Monthly Deduction associated with the increase.

Changes in the Policy or Benefits

     Misstatement of Age or Sex. If it is determined the age or sex of the Insured as stated in the Policy is not correct, the Death Benefit will be the greater of: (1) the amount which would have been purchased at the Insured's correct age and sex by the most recent cost of insurance charge assessed prior to the date we receive proof of death; or (2) the Account Value as of the date we receive proof of death, multiplied by the Minimum Insurance Percentage for the correct age.

     Other Changes. Upon notice, AUL may modify the Policy, but only if such modification is necessary to: (1) make the Policy or the Separate Account comply with any applicable law or regulation issued by a governmental agency to which AUL is subject; (2) assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life contracts; (3) reflect a change in the operation of the Separate Account; or (4) provide different Separate Account and/or Fixed Account accumulation options.

AUL reserves the right to modify the Policy as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Separate Account. In the event of any such modification, AUL will issue an appropriate endorsement to the Policy, if required. AUL will exercise these rights in accordance with applicable law, including approval of Owners, if required.

Any change of the Policy must be approved by AUL's President, Executive Vice President, Vice President or Secretary. No representative is authorized to change or waive any provision of the Policy.

Change of Insured

While the Policy is in force, it may be exchanged for a new Policy on the life of a substitute Insured. The exercise of this exchange is subject to satisfactory evidence of insurability for the substitute Insured. The Contract Date of the new Policy will generally be the same as the Contract Date of the exchanged Policy. The Issue Date of the new Policy will be the date of the exchange. The initial Cash Value of the new Policy will be the same as the Cash Value of the exchanged Policy on the date of the exchange. Exercise of the Change of Insured provision will result in a taxable exchange.

Exchange for Paid-Up Policy

You may exchange the Policy for a paid-up whole life policy by Proper Notice and upon returning the Policy to the Home Office. The new policy will be for the level face amount, not greater than the Policy's Face Amount, which can be purchased by the Policy's Net Cash Value. The new policy will be purchased using the continuous net single premium for the Insured's age upon the Insured's last birthday at the time of the exchange. We will pay you any remaining Net Cash Value that was not used to purchase the new policy.

At any time after this option is elected, the cash value of the new policy will be its net single premium at the Insured's then attained age. All net single premiums will be based on 3% interest and the guaranteed cost of insurance rates of the Policy. No riders may be attached to the new policy.

When Proceeds Are Paid

AUL will ordinarily pay any Death Benefit Proceeds, loan proceeds, Partial Surrender proceeds, or Full Surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, AUL may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Separate Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners.

Dividends

You will receive any dividends declared by us as long as the Policy is in force. Dividend payments will be applied to increase the Account Value in the Investment Accounts and Fixed Account on a pro rata basis unless you request cash payment. We do not anticipate declaring any dividends.

Reports to Policy Owners

At least once a year, you will be sent a report at your last known address showing, as of the end of the current report period: Account Value, Cash Value, Death Benefit, amount of interest credited to amounts in the Fixed Account, change in value of amounts in the Separate Account, premiums paid, loans, Partial Surrenders, expense charges, and cost of insurance charges since the prior report. You will also be sent an annual and a semi-annual report for each Fund or Portfolio underlying an Investment Account to which you have allocated Account Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay premiums (except for premiums deducted automatically), or if you take out a loan, transfer amounts among the Investment Accounts and Fixed Account or take surrenders, you will receive a written confirmation of these transactions.

Assignment

The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon AUL, it must be in writing and filed at the Home Office. Once AUL has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. If there are any irrevocable beneficiaries, you must obtain their written consent before assigning the Policy. AUL assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any loan on the Policy.

Reinstatement

The Policy may be reinstated within five years (or such longer period if required by state law) after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Rider Benefits

The following rider benefits are available and may be added to your Policy. If applicable, monthly charges for these riders will be deducted from your Account Value as part of the Monthly Deduction. All of these riders may not be available in all states.

     Waiver of Monthly Deduction Disability (WMDD)
     Issue Ages: 0-55

    This rider waives the Monthly Deduction during a period of total disability. WMDD cannot be attached to Policies with Face Amounts in excess of $3,000,000 or rated higher than Table H.

    Monthly Deductions are waived for total disability following a six month waiting period. Monthly Deductions made during this waiting period are re-credited to the Account Value upon the actual waiver of the Monthly Deductions. If disability occurs before age 60, Monthly Deductions are waived as long as total disability continues. If disability occurs between ages 60-65, Monthly Deductions are waived as long as the Insured remains totally disabled but not beyond age 65.

    Guaranteed Insurance Option (GIO)
    Issue ages:     0-39 (standard risks only)

    This rider allows the Face Amount of the Policy to be increased by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider contract for the specific dates.

    Children's Benefit Rider (CBR)
    Issue Ages:     14 Days - 20 Years (Children's ages)

    This rider provides level term insurance on each child of the Insured. At issue, each child must be at least 14 days old and less than 20 years of age, and the Insured must be less than 56 years old and not have a substandard rating greater than table H. Once CBR is in force, children born to the Insured are covered automatically after they are 14 days old. Children are covered under CBR until they reach age 22, when they may purchase, without evidence of insurability, a separate policy with up to five times the expiring face amount of the rider's coverage.

    Other Insured Rider (OIR)
    Issue Ages:     0-85 (Other Insured's age)

    The Other Insured Rider is level term life insurance on someone other than the Insured. The minimum issue amount is $10,000; the maximum issue amount is equal to three times the Face Amount. A maximum of two OIRs may be added to the Policy. The OIR amount of coverage may be changed in the future, but increases are subject to evidence of insurability.

    Prior to the Other Insured's age 70, the OIR may be converted to a permanent individual policy without evidence of insurability. The OIR may be converted to permanent coverage on the Monthiversary following the date of the Insured's death.

    Same Insured Rider (SIR)
    Issue Ages:     0-85

    This rider provides level term life insurance on the Insured. The minimum issue amount is $10,000; the maximum issue is equal to three times the Face Amount of the Policy. Only one SIR may be added to the Policy. The SIR face amount may be changed (increases are subject to evidence of insurability). Prior to age 70 (55 for substandard risks), the Insured may convert the SIR to permanent coverage without evidence of insurability.

    Waiver of Premium Disability (WPD)
    Issue Ages:     0-55

    This rider pays a designated premium into the Account Value during a period of total disability. The minimum designated premium is $100. WPD may not be added to a policy unless WMDD is already added. If disability occurs before age 60, the designated premium benefit is paid as long as total disability continues. If disability occurs between ages 60-65, the designated premium benefit is paid as long as the Insured remains totally disabled but not beyond age 65.

    Last Survivor Rider (LS)
    Issue Ages:     20-85

     This rider modifies the terms of the Policy to provide insurance on the lives of two Insureds rather than one.

     When the Last Survivor Rider is attached, the Death Benefit Proceeds are paid to the beneficiary upon the death of the last surviving Insured. The cost of insurance charges reflect the anticipated mortality of the two Insureds and the fact that the Death Benefit is not paid until the death of the surviving Insured. For a Policy containing the LS Rider to be reinstated, either both Insureds must be alive on the date of the reinstatement, or the surviving Insured must be alive and the lapse occurred after the death of the first Insured. The Incontestability, Suicide, and Misstatement of Age or Sex provisions of the Policy apply to either Insured.

     LS Rider also provides a Policy Split Option, allowing the Policy on two Insureds to be split into two separate Policies, one on the life of each Insured. The LS Rider also includes an Estate Preservation Benefit which increases the Face Amount of the Policy under certain conditions. The Estate Preservation Benefit is only available to standard risks and preferred risks.


    Automatic Increase Rider (AIR)
    Issue Ages:     0-55 (standard risks only)

     This rider increases the Insured's base coverage by 5% each year, without evidence of insurability. The 5% increase is compounded annually and is based on the base coverage Face Amount on Policy Anniversaries. No increases are made during any period in which the Monthly Deduction is being waived. Insured's initial base coverage must be at least $100,000. This rider is only available with Death Benefit Option 2.

     AIR terminates on the earliest of the following dates: the date an automatic increase is rejected, the date the Face Amount is decreased, the date requested in writing by the Owner, the date of Policy termination, or the anniversary date 20 years after issue of this rider. There is no charge for AIR. New coverage generated by the rider results in an increase in the target premium. All charges for any new coverage are based on the Insured's nearest age at the time of increase.

    Guaranteed Minimum Death Benefit Rider (GMDB)

     This rider extends the Guarantee Period as listed on the Policy Data Page. While the GMDB rider is in force, the Policy will remain in force and will not begin the grace period if on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, any outstanding loan and loan interest, equals or exceeds the required premium for the Guaranteed Minimum Death Benefit multiplied by the number of Policy months since the Contract Date. The guarantee provided by this rider terminates if this test is failed on any Monthiversary. The guarantee will not be reinstated. The GMDB Rider is only available to standard and preferred risks.

    Accelerated Death Benefit Rider (ABR)

     This rider allows for a prepayment of a portion of the Policy's Death Benefit while the Insured is still alive, if the Insured has been diagnosed as terminally ill, and has 12 months or less to live. The minimum amount available is $5,000. The maximum benefit payable (in most states) is the lesser of $500,000 or 50% of the Face Amount. ABR may be added to the Policy at any time while it is still in force. This rider is not available if the Last Survivor Rider is issued. There is no charge for ABR.

                               TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon AUL's understanding of the present federal tax laws as they currently are interpreted by the Internal Revenue Service (the "IRS").

Tax Status of the Policy

In order to attain the tax benefits normally associated with life insurance, the Policy must be classified for federal income tax purposes as a life insurance contract. Section 7702 of the Internal Revenue Code sets forth a definition of a life insurance contract for federal income tax purposes. The U.S. Treasury Department (the "Treasury") is authorized to prescribe regulations implementing
Section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance contract.

With respect to a Policy issued on a standard basis, AUL believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk) or one involving joint insureds, there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. If the requirements of Section 7702 were deemed not to have been met, the Policy would not provide the tax benefits normally associated with life insurance and the tax status of all contracts invested in the Investment Account to which premiums were allocated under the non-qualifying contract might be affected.

If it is subsequently determined that a Policy does not satisfy Section 7702, AUL may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, AUL reserves the right to modify the Policy as it deems necessary in its sole discretion to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each of the Investment Accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code. The Investment Accounts, through the Portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how the Portfolio's assets are to be invested. AUL believes that the Investment Accounts will meet the diversification requirements, and AUL will monitor continued compliance with this requirement.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the investment accounts used to support their contracts. In those circumstances, income and gains from the investment account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of investment account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which contract holders may direct their investments to particular investment accounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of investment account assets. For example, an Owner has additional flexibility in allocating Net Premium payments and Account Value. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Investment Accounts. In addition, AUL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. AUL therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Investment Accounts.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

     In General. AUL believes that the proceeds and Account Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance contract for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code. However, if you elect a settlement option for a Death Benefit other than in a lump sum, a portion of the payment made to you may be taxable.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a Partial Surrender, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depends on the circumstances of each Owner or beneficiary.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment. Upon a complete surrender or lapse of a Policy, whether or not a Modified Endowment, the excess of the amount received plus the amount of any outstanding loans and loan interest over the total investment in the Policy will generally be treated as ordinary income subject to tax.

     Modified Endowments. Section 7702A establishes a class of life insurance Policies designated as "Modified Endowment Contracts." The rules relating to whether a Policy will be treated as a Modified Endowment are extremely complex and cannot be adequately described in the limited confines of this summary. In general, a Policy will be a Modified Endowment if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a Modified Endowment after a material change. The determination of whether a Policy will be a Modified Endowment after a material change generally depends upon the relationship of the Death Benefit and Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a Modified Endowment will depend on the individual circumstances of each Policy. In view of the foregoing, a current or prospective Owner should consult with a tax adviser to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment. However, at the time a premium is credited which in AUL's view would cause the Policy to become a Modified Endowment, AUL will attempt to notify the Owner that unless a refund of the excess premium (with any appropriate interest) is requested by the Owner, the Policy will become a Modified Endowment. However, we do not undertake to provide such notice. The Owner will have 30 days after receiving such notification to request the refund.

Policies  classified as Modified  Endowments  will be subject to the  following:
First, all distributions, including distributions upon surrender and Partial Surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a Modified Endowment after it is issued, distributions made during the Policy Year in which it becomes a Modified Endowment, distributions in any subsequent Policy Year and distributions within two years before the Policy becomes a Modified Endowment will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a Modified Endowment could later become taxable as a distribution from a Modified Endowment.

All Modified Endowments that are issued by AUL (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment for purposes of determining the amount includable in an Owner's gross income under
Section 72(e) of the Internal Revenue Code.

Distributions from a Policy that is not a Modified Endowment are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment are subject to the 10 percent additional income tax.

     Policy Loan Interest. Generally, consumer interest paid on any loan under a Policy which is owned by an individual is not deductible for federal or state income tax purposes. The deduction of other forms of interest paid on Policy loans may also be subject to other restrictions under the Internal Revenue Code. A qualified tax adviser should be consulted before deducting any Policy loan interest.

     Investment in the Policy. Investment in the Policy means: (1) the aggregate amount of any premiums or other consideration paid for a Policy, minus (2) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment, to the extent such amount is excluded from gross income, will be disregarded), plus (3) the amount of any loan from, or secured by, a Policy that is a Modified Endowment to the extent that such amount is included in the gross income of the Owner.

Estate and Generation Skipping Taxes

When the Insured dies, the Death Benefits will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. Nothing would be includable in the Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. An unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse.

If the Owner (whether or not he or she is the Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax with the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Because these rules are complex, the Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

Life Insurance Purchased for Use in Split Dollar Arrangements

The Internal Revenue Service in Notice 2001-10 (initially released to the public on January 9, 2001 and then officially published in IRB 2005-05 on January 29,
2001) has announced a change in the rules that have governed split-dollar life insurance since 1964. This change is in the form of

"interim guidance." Although it cannot be stated with certainty that the inevitable impact of these rules will be severely negative in their effect on split-dollar life insurance, purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

Taxation Under Section 403(b) Plans

     Purchase Payments. Under Section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Policies for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments, however, subject to FICA (social security) taxes.

     Taxation of Distributions. Distributions from a Section 403(b) Policy are taxed as ordinary income to the recipient. Taxable distributions received before the employee attains Age 59 1/2 generally are subject to 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts made for years after December 31, 1988 (plus earnings thereon and earnings on Policy Values as of December 31, 1988) will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

     Required Distributions. At the time of retirement, the Policy must be: (1) transferred to a non-life insurance 403(b) contract which complies with the distribution requirements of the Internal Revenue Code and will continue in force, subject to the payment of any required premium, and the provisions of the 403(b) policy endorsement will no longer apply to the policy; or (2) surrendered; or (3) distributed.

Non-Individual Ownership of Contracts

If the Owner of a Policy is an entity rather than an individual, the tax treatment may differ from that described above. Accordingly, prospective Owners that are entities should consult a qualified tax advisor.

Possible Charge for AUL's Taxes

At the present time, AUL makes no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that it incurs that may be attributable to the Investment Accounts or to the Policies. However, AUL reserves the right to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Investment Accounts or to the Policies.


                  OTHER INFORMATION ABOUT THE POLICIES AND AUL

Policy Termination

The Policy will terminate, and insurance coverage will cease, as of: (1) the end of the Valuation Period during which we receive Proper Notice to surrender the Policy; (2) the expiration of a grace period; or (3) the death of the Insured. See "Surrendering the Policy for Net Cash Value," "Premium Payments to Prevent Lapse," and "Death Benefit and Changes in Face Amount."

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Separate Account and, therefore, indirectly for the Policies. In addition, the Funds have advised us that they are available to registered separate accounts of insurance companies, other than AUL, offering variable annuity and variable life insurance policies.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares as an investment medium for products other than the Policies. However, there is a theoretical possibility that a material conflict of interest may arise between Owners whose Cash Values are allocated to the Separate Account and the owners of variable life insurance policies and variable annuity contracts issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors/Trustees of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. We will not substitute any shares attributable to a Policy's interest in an Investment Account of the Separate Account without notice to you and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Accounts of the Separate Account, each of which would invest in shares corresponding to a Portfolio of a Fund or in shares of another investment company having a specified investment objective. Any new Investment Accounts may be made available to existing Owners on a basis to be determined by AUL. Subject to applicable law and any required SEC approval, we may, in our sole discretion, eliminate one or more Investment Accounts if marketing needs, tax considerations or investment conditions warrant.

If any of these substitutions or changes are made, we may, by appropriate endorsement, change the Policy to reflect the substitution or change.

If we deem it to be in the best interests of persons having voting rights under the Policies (subject to any approvals that may be required under applicable law), the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AUL separate accounts.

Voting Rights

AUL is the legal owner of the shares of the Portfolios held by the Investment Accounts of the Separate Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of the Funds or Portfolios on matters requiring shareholder voting under the 1940 Act. AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Separate Account and consistent with any requirements imposed on AUL under contracts with any of the Funds, or under applicable law. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Portfolios in its own right, it may elect to do so.

The person having the voting interest under a Policy is the Owner. AUL or the pertinent Fund shall send to each Owner a Fund's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Portfolio's shares.

Unless otherwise required by applicable law or under a contract with any of the Funds, with respect to each of the Portfolios, the number of Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to a Policy on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of the Fund or Portfolio. If required by the SEC or under a contract with any of the Funds, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Portfolio. Voting instructions may be cast in person or by proxy.

Voting  rights   attributable  to  the  Policies  for  which  no  timely  voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Investment Account. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Fund offers its shares to any insurance company separate account that funds variable annuity contracts or if otherwise required by applicable law or contract, AUL will vote its own shares in the same proportion as the voting instructions that are received in timely manner for Policies participating in the Investment Account.

Neither the Separate Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Portfolios.

If required by state insurance officials, AUL may disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, AUL may under certain circumstances disregard voting instructions that would require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, provided that AUL reasonably disapproves of such changes in accordance with applicable federal regulations. If AUL ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, AUL reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

Sale of the Policies

The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering. Applications for Policies are solicited by representatives who are licensed by applicable state insurance authorities to sell our variable life contracts and who are also registered representatives of AUL and/or AUL Equity Sales Corp. AUL and/or AUL Equity Sales Corp. are
registered  with  the  SEC  under  the  Securities   Exchange  Act  of  1934  as
broker-dealers and are members of the National Association of Securities Dealers, Inc.

AUL acts as the "principal underwriter," as defined in the 1940 Act, of the Policies for the Separate Account. We are not obligated to sell any specific number of Policies.

Registered representatives may be paid commissions on Policies they sell. Representatives generally will be paid 50% of planned premiums paid in the first year for premiums up to target premium. For planned premiums paid in excess of target premium, registered representatives will also receive 3% of that excess. Additional commissions may be paid in certain circumstances. Other allowances and overrides also may be paid.

AUL Directors and Executive Officers

The following table sets forth the name and principal occupations during the past ten years of each of AUL's directors and executive officers. Unless otherwise indicated, the address of each of the following individuals is One American Square, P.O. Box 368, Indianapolis, Indiana 46206-0368, and the indicated position is with AUL.

Name                                                        Principal Occupation During Past Five Years

Jerry D. Semler                                             Chairman of the Board, Pres. & CEO, 9/91-present; Chairman of the AUL
                                                            Acquisition Committee; Chairman of the Board & CEO, The State Life
                                                            Insurance Company, 11/94-present; Chairman of the Board AUMIHC,
                                                            12/00-present; Jenn Foundation Board, 5/92-12/96; Director, IWC
                                                            Resources Corp., 4/96-present
John R. Barton                                              Sr. Vice Pres., Group Life & Health Div., 1/99-present; Director, AUL,
                                                            12/00-present; VP Group Operations, WAUSAU Insurance Co., 5/98-12/98;
                                                            Consultant, Heron Management Group, 4/97-5/98; President & CEO,
                                                            The Epoch Group, L.C., 1/95-4/97

William R. Brown                                            General Counsel & Secretary, 1/85-present; Director, AUL 12/00-present;
                                                            Dir., NOLHGA Board, 1/95-10/00; Secretary, State Life Ins. Co.,
                                                            11/94-present

Catherine B. Husman                                         V.P. and Chief Actuary, 7/97-present; V.P. and Corporate Actuary,
                                                            1/84-7/97

Charles D. Lineback                                         Sr. Vice Pres., Reinsurance Div., 12/87-present; Director, AUL,
                                                            12/00-present; President & CEO, AUL RMS, 11/99-present

Constance E. Lund                                           Sr. Vice Pres., Corporate Finance, 1/00-present; Director, AUL,
                                                            12/00-present; V.P., Reporting and Research, 1/99-1/00; AVP Reporting &
                                                            Research, 5/95-1/99

Dayton H. Molendorp                                         Sr. Vice Pres., Individual Division, 9/99-present; Director, AUL,
                                                            12/00-present; V.P., Individual Div., 11/98-9/99; V.P. Marketing,
                                                            Individual Division, 6/92-9/98

R. Stephen Radcliffe                                        Executive Vice Pres., 8/94-present; Director, AUL, 2/91-present;
                                                            Director, AUMIHC, 12/00-present

G. David Sapp                                               Sr. Vice Pres., Investments, 1/92-present; Director, AUL, 12/00-present

William L. Tindall                                          Sr. Vice Pres., Retirement Services, 8/97 - present; Director, AUL,
                                                            12/00-present; Sr. Vice Pres. Pension Management Sales, Massachusetts
                                                            Mutual Life Insurance Co., 1993-8/97

State Regulation

AUL is subject to regulation by the Department of Insurance of the State of Indiana, which periodically examines the financial condition and operations of AUL. AUL is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this Prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

AUL is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Independent Accountants


The combined financial statements of AUL as of December 31, 2000 and 1999 and for each of the two years in the period ended December 31 2000 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


Actuarial matters included in this prospectus have been examined by Stephen J. Pearson, FSA, MAAA, Assistant Vice President and Individual Product Actuary of AUL.

Litigation

The Separate Account is not a party to any litigation. Its depositor, AUL, as an insurance company, ordinarily is involved in litigation. AUL is of the opinion that at present, such litigation is not material to the Owners of the Policies.

Legal Matters

Dechert, Washington, D.C., (formerly Dechert Price & Rhoads), has provided advice on certain matters relating to the federal securities laws. Matters of Indiana law pertaining to the Policies, including AUL's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Richard A. Wacker, Associate General Counsel of AUL.

Financial Statements

  AUL's financial statements as of December 31, 2000 and 1999, are included in this Prospectus. The financial statements of AUL should be distinguished from financial statements of the Separate Account and should be considered only as bearing upon AUL's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
American United Life Insurance Company(R)


In our opinion, the accompanying combined balance sheet and the related combined statements of operations and comprehensive income, changes in equity and cash flows present fairly, in all material respects, the financial position of American United Life Insurance Company(R), its subsidiaries and affiliates (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP

/s/ PricewaterhouseCoopers, LLP
__________________________________

Indianapolis, Indiana
March 15, 2001

                             Combined Balance Sheet

December 31                                            2000(in millions) 1999
________________________________________________________________________________
Assets
Investments:
 Fixed maturities:
   Available for sale at fair value               $ 2,171.9        $  1,859.6
   Held to maturity at amortized cost               1,934.9           2,151.9
 Equity securities at fair value                       25.8              82.2
 Mortgage loans                                     1,253.0           1,157.8
 Real estate                                           43.1              44.3
 Policy loans                                         149.4             149.3
 Short term and other invested assets                  46.4             112.8
 Cash and cash equivalents                             69.9              62.3
________________________________________________________________________________
   Total investments                                5,694.4           5,620.2


Accrued investment income                              78.4              72.5
Reinsurance receivables                               430.5             432.7
Deferred acquisition costs                            588.5             550.7
Property and equipment                                 79.0              66.9
Insurance premiums in course of collection            111.6              67.3
Other assets                                           95.6              48.9
Assets held in separate accounts                    3,854.6           3,718.3
________________________________________________________________________________
   Total assets                                   $10,932.6        $ 10,577.5
________________________________________________________________________________
Liabilities and equity
Liabilities
  Policy reserves                                 $ 5,331.4        $  5,347.7
  Other policyholder funds                            154.1             158.6
  Pending policyholder claims                         365.9             292.2
  Surplus notes                                        75.0              75.0
  Other liabilities and accrued expenses              304.0             246.5
  Liabilities related to separate accounts          3,854.6           3,718.3
________________________________________________________________________________
   Total liabilities                               10,085.0           9,838.3
________________________________________________________________________________
Equity
  Common stock, no par value -
    authorized, issued and outstanding
    1000 shares                                         5.0               ---
  Retained earnings                                   838.1             762.8
  Accumulated other comprehensive income:
    Unrealized appreciation (depreciation) of
      securities, net of deferred taxes                 4.5             (23.6)
________________________________________________________________________________
   Total equity                                       847.6             739.2
________________________________________________________________________________
   Total liabilities and equity                   $10,932.6        $ 10,577.5
________________________________________________________________________________
The accompanying notes are an integral part of the financial statements.

                        Combined Statement of Operations
                            and Comprehensive Income
Year ended December 31                                  2000(in millions) 1999
________________________________________________________________________________
Revenues:
 Insurance premiums and other considerations      $   693.0         $   538.2
 Policy and contract charges                          103.7              89.0
 Net investment income                                440.0             431.0
 Realized investment gains                              6.6                .6
 Other income                                          33.0              10.9
________________________________________________________________________________
   Total revenues                                   1,276.3           1,069.7
================================================================================
Benefits and expenses:
 Policy benefits                                      597.0             482.8
 Interest expense on annuities and financial products 193.6             206.9
 General operating expenses                           164.8             122.9
 Commissions                                          118.6              67.5
 Amortization of deferred acquisition costs            56.5              51.5
 Dividends to policyholders                            27.8              25.9
 Interest expense on surplus notes                      5.8               5.8
________________________________________________________________________________
   Total benefits and expenses                      1,164.1             963.3
________________________________________________________________________________
Income before income tax expense                      112.2             106.4
Income tax expense                                     31.9              38.2
________________________________________________________________________________
   Net income                                     $    80.3         $    68.2
================================================================================

Other comprehensive income, net of tax:
 Unrealized gains (losses) on securities               28.1             (63.1)
________________________________________________________________________________
Comprehensive income                              $   108.4         $     5.1
________________________________________________________________________________

                         Combined Statement of Changes
                                    in Equity
December 31                                             2000(in millions) 1999
________________________________________________________________________________
Common stock:
   Issued during the year                           $    5.0          $    ---
________________________________________________________________________________
      Total Common stock                            $    5.0          $    ---
________________________________________________________________________________
Retained earnings:
   Beginning balance                                $  762.8          $  694.6
   Net income                                           80.3              68.2
   Retained earnings transferred for
     common stock issued                                (5.0)              ---
________________________________________________________________________________
      Total Retained earnings                       $  838.1          $  762.8
________________________________________________________________________________
Accumulated other comprehensive income:
   Beginning balance                                $  (23.6)         $   39.5
   Change in unrealized appreciation
     (depreciation) of investments                      28.1             (63.1)
________________________________________________________________________________
      Total accumulated other comprehensive income  $    4.5          $  (23.6)
________________________________________________________________________________
        Total equity                                $  847.6          $  739.2
________________________________________________________________________________


The accompanying notes are an integral part of the financial statements.

                        Combined Statement of Cash Flows

Year ended December 31                                  2000(in millions) 1999
________________________________________________________________________________
Cash flows from operating activities:
________________________________________________________________________________
Net income                                         $    80.3         $    68.2

Adjustments to reconcile net income to net cash
 provided by operating activities:
   Amortization of deferred acquisition costs           56.5              51.5
   Depreciation                                         13.6              12.0
   Deferred taxes                                        9.5              22.0
   Realized investment gains                            (6.6)              (.6)
   Policy acquisition costs capitalized               (110.4)           (105.4)
   Interest credited to deposit liabilities            187.2             200.3
   Fees charged to deposit liabilities                 (33.0)            (32.2)
   Amortization and accrual of investment income        (6.6)             (2.5)
   Increase in insurance liabilities                   312.3             241.7
   Increase in other assets                           (107.4)           (168.2)
   Increase in other liabilities                        21.3              36.1
________________________________________________________________________________
Net cash provided by operating activities              416.7             322.9
________________________________________________________________________________
Cash flows from investing activities:
 Purchases:
   Fixed maturities, held to maturity                  (86.5)              (.3)
   Fixed maturities, available for sale               (552.2)           (650.3)
   Equity securities                                    (3.2)             (6.2)
   Mortgage loans                                     (201.4)           (185.1)
   Real estate                                          (4.8)            (10.5)
   Short-term and other invested assets                (13.4)            (77.2)
 Proceeds from sales, calls or maturities:
   Fixed maturities, held to maturity                  305.8             369.0
   Fixed maturities, available for sale                308.9             331.3
   Equity securities                                    64.7               1.6
   Mortgage loans                                      106.1             157.0
   Real estate                                          ---                2.1
   Short-term and other invested assets                 74.6              34.1
________________________________________________________________________________
Net cash used by investing activities                   (1.4)            (34.5)
________________________________________________________________________________
Cash flows from financing activities:
   Deposits to insurance liabilities                 1,094.7             937.0
   Withdrawals from insurance liabilities           (1,501.6)         (1,255.9)
   Other                                                 (.8)             (2.9)
________________________________________________________________________________
Net cash used by financing activities                 (407.7)           (321.8)
________________________________________________________________________________
Net increase (decrease) in cash and cash equivalents     7.6             (33.4)
________________________________________________________________________________
Cash and cash equivalents beginning of year             62.3              95.7
________________________________________________________________________________
Cash and cash equivalents end of year             $     69.9        $     62.3
________________________________________________________________________________
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. Significant Accounting Policies

Reorganization
--------------

American United Life Insurance Company(R) (AUL or the Company) on December 17, 2000, reorganized and formed a mutual insurance holding company, American United Mutual Insurance Holding Company (AUMIHC), and an intermediate stock holding company, OneAmerica Financial Partners, Inc. (OneAmerica). As part of the reorganization, AUL converted from a mutual to a stock insurance company through a non-cash transaction.

The conversion was approved by the policyholders and by the Indiana Department of Insurance. Upon conversion to a stock company, all 1,000 shares of AUL were issued to AUMIHC through OneAmerica. AUMIHC will at all times, in accordance with the Indiana Mutual Holding Company Law, control at least a majority of the voting shares of the capital stock of AUL. Policyholder membership rights exist at AUMIHC while the policyholder contract rights remain with AUL.

Nature of Operations and Business Presentation
----------------------------------------------
AUL is an Indiana-domiciled stock life insurance company with headquarters in Indianapolis. AUL is licensed to do business in 49 states and the District of Columbia and is an authorized reinsurer in all states. In addition, AUL markets reinsurance products and services in several foreign countries. AUL offers individual life and annuity products through its general and career agents. AUL's qualified group retirement plans, tax-deferred annuities and other non-medical group products are marketed through regional representatives, agents and brokers. Life, long-term care, accident and other reinsurance is marketed directly to other insurance companies and through intermediaries in both the domestic and international markets. The combined company financial statements include the accounts of AUL, The State Life Insurance Company (State Life), AUL Equity Sales Corporation, AUL Reinsurance Management Services, LLC, and CNL Financial Corporation (CNL). Significant intercompany transactions have been eliminated.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). AUL, State Life and CNL file separate financial statements with insurance regulatory authorities, which are prepared on the basis of statutory accounting practices that are significantly different from financial statements prepared in accordance with GAAP. These differences are described in detail in Note 11 - Statutory Information.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
-----------
Fixed maturity securities which may be sold to meet liquidity and other needs of the Company are categorized as available for sale and are stated at fair value. Unrealized gains and losses, resulting from carrying available-for-sale securities at fair value, are reported in equity, net of deferred taxes. Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are categorized as held-to-maturity and are stated at amortized cost. Equity securities are stated at fair value. Mortgage loans on real estate are carried at amortized cost less an impairment allowance for estimated uncollectible amounts. Real estate is reported at cost, less allowances for depreciation. Depreciation is provided (straight line) over the estimated useful lives of the related assets. Investment real estate is net of accumulated depreciation of $33.2 million and $30.9 million at December 31, 2000 and 1999, respectively. Depreciation expense for investment real estate amounted to $2.3 million for 2000 and 1999. Policy loans are carried at their unpaid balance. Other invested assets are reported at cost, plus the Company's equity in undistributed net equity since acquisition. Short-term investments include investments with maturities of one year or less and are carried at cost, which approximates market value. Short-term certificates of deposit and savings certificates are considered to be cash equivalents. The carrying amount for cash and cash equivalents approximates market value.

Realized gains and losses on sale or maturity of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in value of an investment is determined to be other than temporary, a provision for loss is recorded, which is included in realized investment gains and losses.

Deferred Policy Acquisition Costs
---------------------------------
Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy underwriting and issue, and certain variable agency expenses. These costs are amortized with interest as follows:

     For participating whole life insurance products, over the lesser of 30 years or the lifetime of the policy in relation to the present value of estimated gross margins from expenses, investments and mortality, discounted using the expected investment yield.

     For universal life-type policies and investment contracts, over the lesser of the lifetime of the policy or 30 years for life policies or 20 years for other policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins, discounted using the interest rate credited to the policy.

     For term life insurance products and life reinsurance policies, over the lesser of the benefit period or 30 years for term life or

     20 years for life reinsurance policies in relation to the ratio of anticipated annual premium revenue to the anticipated total premium revenue, using the same assumptions used in calculating policy benefits.


     For miscellaneous group life and individual and group health policies, straight line over the expected life of the policy.

     For credit insurance policies, the deferred acquisition cost balance is primarily equal to the unearned premium reserve multiplied by the ratio of deferrable commissions to premiums written.

Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For universal life-type contracts, investment contracts and participating whole life policies, the accumulated amortization is adjusted (increased or decreased) whenever there is a material change in the estimated gross profits or gross margins expected over the life of a block of business to maintain a constant relationship between cumulative amortization and the present value of gross profits or gross margins. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.

Assets Held in Separate Accounts
--------------------------------
Separate accounts are funds on which investment income and gains or losses accrue directly to certain policies, primarily variable annuity contracts, equity-based pension and profit sharing plans and variable universal life policies. The assets of these accounts are legally segregated and are valued at fair value. The related liabilities are recorded at amounts equal to the underlying assets; the fair value of these liabilities is equal to their carrying amount.

Property and Equipment
----------------------
Property and equipment includes real estate owned and occupied by the Company. Property and equipment is carried at cost, net of accumulated depreciation of $60.4 million and $54.2 million as of December 31, 2000 and 1999, respectively. The Company provides for depreciation of property and equipment using the straight-line method over its estimated useful life. Depreciation expense for 2000 and 1999 was $11.3 million and $9.6 million, respectively.

Premium Revenue and Benefits to Policyholders
---------------------------------------------
The premiums and benefits for whole life and term insurance products and certain annuities with life contingencies (immediate annuities) are fixed and guaranteed. Such premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Universal life policies and investment contracts are policies with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. The amounts collected from policyholders for these policies are considered deposits, and only the deductions during the period for cost of insurance, policy administration and surrenders are included in revenue. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Reserves for Future Policy and Contract Benefits
------------------------------------------------
Liabilities for future policy benefits for participating whole life policies are calculated using the net level premium method and assumptions as to interest and mortality. The interest rate is the dividend fund interest rate, and the mortality rates are those guaranteed in the calculation of cash surrender values described in the contract. Liabilities for future policy benefits for term life insurance and life reinsurance policies are calculated using the net level premium method and assumptions as to investment yields, mortality and withdrawals. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. Liabilities for future policy benefits on universal life and investment contracts consist principally of policy account values plus certain deferred policy fees, which are amortized using the same assumptions and factors used to amortize the deferred policy acquisition costs. If the future benefits on investment contracts are guaranteed (immediate annuities with benefits paid for a period certain), the liability for future benefits is the present value of such guaranteed benefits. Claim liabilities include provisions for reported claims and estimates based on historical experience for claims incurred but not reported.

Income Taxes
------------
The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the temporary differences in the assets and liabilities determined on a tax and financial reporting basis.

Comprehensive Income
--------------------
Comprehensive income is the change in equity of the Company that results from recognized transactions and other economic events of the period other than transactions with the policyholders. Comprehensive income includes net income and net unrealized gains (losses) on securities.

Reclassification
----------------
Certain  1999   balances  have  been   reclassified   to  conform  to  the  2000
presentation.

Derivatives
-----------
In 2001, AUL will adopt SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, which establishes accounting and reporting standards for derivative instruments and hedging activities, and requires recognition of all derivatives as either assets or liabilities measured at fair value. Adoption of the standard is not expected to have a material effect on AUL.


2. INVESTMENTS:

The book value and fair value of investments in fixed maturity securities by type of investment were as follows:

                                         December  31, 2000
________________________________________________________________________________
                                                  Gross      Gross    Estimated
                                      Amortized Unrealized Unrealized  Fair
                                        Cost      Gains      Losses    Value
________________________________________________________________________________
                                                 (in millions)
Available for sale:

Obligations of U.S. government,
 states, political subdivisions
 and foreign governments              $   52.3  $     2.5   $     .5   $   54.3
Corporate securities                   1,521.6       29.6       41.8    1,509.4
Mortgage-backed securities               591.4       18.9        2.1      608.2
________________________________________________________________________________
                                      $2,165.3  $    51.0   $   44.4   $2,171.9
________________________________________________________________________________
Held to maturity:

Obligations of U.S. government,
 states, political subdivisions and
 foreign governments                  $   71.1  $     2.9   $     .2  $    73.8
Corporate securities                   1,322.2       49.0       29.5    1,341.7
Mortgage-backed securities               541.6       27.9         .6      568.9
________________________________________________________________________________
                                      $1,934.9  $    79.8   $   30.3  $ 1,984.4
________________________________________________________________________________

                                         December  31, 1999
________________________________________________________________________________
                                                  Gross      Gross    Estimated
                                      Amortized Unrealized Unrealized  Fair
                                        Cost      Gains      Losses    Value
________________________________________________________________________________
                                                 (in millions)
Available for sale:

Obligations of U.S. government,
  states, political subdivisions and
  foreign governments                 $   39.7  $     1.0   $    1.6  $    39.1
Corporate securities                   1,318.7        8.2       57.1    1,269.8
Mortgage-backed securities               556.5        7.4       13.2      550.7
_______________________________________________________________________________
                                      $1,914.9  $    16.6  $    71.9  $ 1,859.6
________________________________________________________________________________
Held to maturity:
Obligations of U.S. government,
  states, political subdivisions and
  foreign governments                 $   90.7  $     1.3  $     1.2  $    90.8
Corporate securities                   1,448.1       34.1       35.5    1,446.7
Mortgage-backed securities               613.1       14.1        6.9      620.3
_______________________________________________________________________________
                                      $2,151.9  $    49.5  $    43.6  $ 2,157.8
________________________________________________________________________________

The amortized cost and fair value of fixed maturity securities at December 31, 2000, by contractual average maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                       48

                   Notes to Financial Statements (continued)

2.  INVESTMENTS: (continued)

                                           Available for Sale     Held to Maturity           Total
                                           Amortized   Fair     Amortized    Fair      Amortized    Fair
  (in millions)                              Cost     Value        Cost      Value        Cost      Value
___________________________________________________________________________________________________________

Due in one year or less                    $    77.6  $   77.6  $   130.4   $  128.1  $  208.0    $   205.7
Due after one year through five years          499.4     495.2      568.5      572.8   1,067.9      1,068.0
Due after five years through 10 years          525.6     527.7      378.7      400.8     904.3        928.5
Due after 10 years                             471.3     463.2      315.7      313.8     787.0        777.0
___________________________________________________________________________________________________________
                                             1,573.9   1,563.7    1,393.3    1,415.5   2,967.2      2,979.2
Mortgage-backed securities                     591.4     608.2      541.6      568.9   1,133.0      1,177.1
___________________________________________________________________________________________________________
                                           $ 2,165.3  $2,171.9  $ 1,934.9   $1,984.4  $4,100.2    $ 4,156.3
___________________________________________________________________________________________________________

Net investment income consisted of the following:

for years ended December 31                            2000(in millions) 1999
________________________________________________________________________________
Fixed maturity securities                               $  323.8       $   318.0
Equity securities                                            2.0             4.3
Mortgage loans                                             100.0            99.9
Real estate                                                 10.2            11.3
Policy loans                                                 9.5             9.0
Other                                                       14.2             8.5
________________________________________________________________________________
Gross investment income                                    459.7           451.0
Investment expenses                                         19.7            20.0
________________________________________________________________________________
Net investment income                                   $  440.0       $   431.0
________________________________________________________________________________

Proceeds from the sales of investments in fixed maturities during 2000 and 1999 were approximately $263.0 million and $320.8 million, respectively. Gross gains of $4.3 million and $3.6 million, and gross losses of $2.2 million and $3.0 million were realized in 2000 and 1999, respectively. The change in unrealized appreciation (depreciation) of fixed maturities amounted to approximately $61.9 million and ($147.6) million in 2000 and 1999, respectively.

At December 31, 2000, the unrealized appreciation on equity securities of approximately $2.0 million is comprised of $2.5 million in unrealized gains and $.5 million of unrealized losses and has been reflected directly in equity. The change in the unrealized appreciation of equity securities amounted to approximately ($.6) million and $.3 million in 2000 and 1999, respectively.

The Company maintains a diversified mortgage loan portfolio and exercises internal limits on concentrations of loans by geographic area, industry, use and individual mortgagor. At December 31, 2000, the largest geographic concentration of commercial mortgage loans was in Indiana, California and Florida, where approximately 28 percent of the portfolio was invested. A total of 36 percent of the mortgage loans have been issued on retail properties, primarily backed by long-term leases or guarantees from strong credits.

The Company had outstanding mortgage loan commitments at December 31, 2000, of approximately $61.6 million.

As of December 31, 2000, there were no investments that were non-income producing for the previous 12-month period.

3. OTHER COMPREHENSIVE INCOME:

Accumulated other comprehensive income consisted of the following:

for years ended December 31                            2000(in millions) 1999
________________________________________________________________________________
Unrealized appreciation (depreciation):
  Fixed maturity securities                              $   6.6        $ (55.3)
  Equity securities                                          2.0            2.6
Valuation allowance                                         (1.4)          15.5
Deferred taxes                                              (2.7)          13.6
________________________________________________________________________________
Accumulated other comprehensive income                   $   4.5        $ (23.6)
________________________________________________________________________________

The components of comprehensive income, other than net income, are illustrated below:

for years ended December 31                             2000(in millions) 1999
________________________________________________________________________________
Other comprehensive income, net of tax:

Unrealized gains (loss) on securities, net of
  tax - 2000, $18.9; 1999, $(36.6)                      $  32.9         $ (63.4)

Less: reclassisfication adjustment for gains (loss)
 included in net income, net of
 tax - 2000, $2.6; 1999, $(0.1)                             4.8            (0.3)
________________________________________________________________________________
 Other comprehensive income, net of tax                 $  28.1         $ (63.1)
________________________________________________________________________________


4. INSURANCE LIABILITIES:
Insurance liabilities consisted of the following:
                                                                                     (in millions)
__________________________________________________________________________________________________________

                                                        Mortality or
                                        Withdrawal      Morbidity       Interest Rate     December 31,
                                        Assumption      Assumption      Assumption        2000      1999

Future policy benefits:
  Participating whole life contracts    Company         Company         2.5% to 6.0%    $  709.6  $  672.4
                                          experience      experience
  Universal life-type contracts         n/a             n/a             n/a                382.9     384.6
  Other individual life contracts       Company         Company         2.5% to 8.0%       387.6     305.4
                                          experience      experience
  Accident and health                   n/a             n/a             n/a                171.5     138.2
  Annuity products                      n/a             n/a             n/a              3,438.2   3,670.1
  Group life and health                 n/a             n/a             n/a                241.6     177.0
Other policyholder  funds               n/a             n/a             n/a                154.1     158.6
Pending policyholder claims             n/a             n/a             n/a                365.9     292.2
__________________________________________________________________________________________________________
        Total insurance liabilities                                                     $5,851.4  $5,798.5
__________________________________________________________________________________________________________


Participating life insurance policies under generally accepted accounting principles represent approximately 5 percent of the total individual life insurance in force at December 31, 2000 and 1999. Participating policies represented approximately 23 percent and 29 percent of life premium income for 2000 and 1999, respectively. The amount of dividends to be paid is determined annually by the board of directors.

5. EMPLOYEES' AND AGENTS' BENEFIT PLANS:
----------------------------------------
The Company has a noncontributory defined benefit pension plan covering substantially all employees. Company contributions to the employee plan are made periodically in an amount between the minimum ERISA required contribution and the maximum tax-deductible contribution. Contributions made to the plan were $.9 million in 2000 and $1.6 million in 1999. The following benefit information for the employees' defined benefit plan was determined by independent actuaries as of December 31, 2000 and 1999, respectively.

                                                        2000 (in millions) 1999
________________________________________________________________________________
Actuarial present value of benefits
 for the employees' defined benefit plan                $   55.4      $    51.7
Fair value of plan assets                                   57.1           62.5
________________________________________________________________________________
Funded status                                           $    1.7      $    10.8
________________________________________________________________________________
Net periodic pension cost                               $    1.0      $     2.3
________________________________________________________________________________


Valuation Assumptions:                                  2000 (in millions) 1999
_______________________________________________________________________________
Discount rate                                                8.0%           8.0%
Expected return                                              9.0%           9.0%
Compensation increase rate                                   4.3%           4.3%
_______________________________________________________________________________
Benefits paid                                              $ 4.4           $5.1
________________________________________________________________________________


The Company has a defined contribution plan that is a 401(k) salary reduction/savings plan for employees. Quarterly contributions covering employees who have completed one full calendar year of service are made by the Company in amounts based upon the Company's financial results. Company contributions to the plan during 2000 and 1999 were $2.4 million and $2.2 million, respectively.

The Company has a defined contribution pension plan and a 401(k) plan covering substantially all agents, except general agents. Contributions of 4.5 percent of defined commissions (plus 4.5 percent for commissions over the Social Security wage base) are made to the pension plan. An additional contribution of 3.0 percent of defined commissions is made to a 401(k) plan. Company contributions expensed for these plans for 2000 and 1999 were $.5 million and $.3 million, respectively.

The funds for all plans are held by the Company under deposit administration and group annuity contracts.

AUL has entered into deferred compensation agreements with some employees, agents and general agents. These deferred amounts are payable according to the terms and subject to the conditions of said agreements. Annual costs of the agreements are not material to AUL.

The Company also provides certain health care and life insurance benefits (postretirement benefits) for retired employees and certain agents (retirees). Employees and agents with at least 10 years of plan participation may become eligible for such benefits if they reach retirement age while working for the Company.


Accrued postretirement benefits as of December 31:      2000 (in millions)  1999
________________________________________________________________________________
Accumulated postretirement benefit obligation            $   12.3     $  11.5
Net postretirement benefit cost                               1.5         1.3
Company contributions                                         1.0          .8
________________________________________________________________________________


There are no specific plan assets for this postretirement liability as of December 31, 2000 and 1999. Claims incurred for benefits were funded by Company contributions.

The assumed discount rate used in determining the accumulated postretirement benefit was 8.0 percent and the assumed health care cost trend rate was 7.5 percent graded to 5.0 percent until 2005. Compensation rates were assumed to increase 4.3 percent at each year end. The health coverage for retirees 65 and over is capped in the year 2000 and for all future years. An increase in the health care cost trend rates by one percentage point would increase the postretirement benefit obligation by $.8 million as of December 31, 2000, and would increase the benefit cost for 2000 by $.1 million. A decrease in the health care cost trend rate by one percentage point would decrease the postretirement benefit obligation by $.5 million as of December 31, 2000, and would decrease the benefit cost for 2000 by $.1 million.

6. FEDERAL INCOME TAXES:
------------------------
A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the statement of operations follows:

for years ended December 31                             2000(in millions) 1999
________________________________________________________________________________

Income tax computed at statutory tax rate               $    39.2     $    37.2
 Tax-exempt income                                           (1.5)         (1.5)
 Mutual company differential earnings amount                   .7           6.7
 Prior year differential earnings amount                     (3.4)         (4.2)
 Other                                                       (3.1)          ---
________________________________________________________________________________
 Income tax expense                                     $    31.9     $    38.2
________________________________________________________________________________

The components of the provision for income taxes on earnings included current tax provisions of $15.5 million and $16.2 million for the years ended December 31, 2000 and 1999, respectively, and deferred tax expense of $16.4 million and $22.0 million for the years ended December 31, 2000 and 1999, respectively.

Deferred income tax assets (liabilities) as of
  December 31:                                          2000 (in millions)  1999
________________________________________________________________________________
Deferred policy acquisition costs                       $  (180.6)    $  (170.5)
Investments                                                  (8.6)         (5.4)
Insurance liabilities                                       134.2         149.3
Unrealized depreciation (appreciation) of securities         (2.7)         12.9
Other                                                        16.5          (2.6)
________________________________________________________________________________
  Deferred income tax assets (liabilities)              $   (41.2)    $   (16.3)
________________________________________________________________________________

Federal income taxes paid were $30.2 million and $10.6 million for 2000 and 1999, respectively.

7. REINSURANCE:
---------------
The Company is a party to various reinsurance contracts under which it receives premiums as a reinsurer and reimburses the ceding companies for portions of the claims incurred. At December 31, 2000 and 1999, life reinsurance assumed was approximately 80 percent and 78 percent, respectively, of life insurance in force.

For individual life policies, the Company cedes the portion of the total risk in excess of $1,500,000. For other policies, the Company has established various limits of coverage it will retain on any one policyholder and cedes the remainder of such coverage.


Certain statistical data with respect to reinsurance follows:

for years ended December 31                             2000(in millions) 1999
________________________________________________________________________________
Direct statutory premiums                               $   439.3      $  399.8
Reinsurance assumed                                         572.3         385.4
Reinsurance ceded                                          (243.4)       (166.2)
________________________________________________________________________________
  Net statutory premiums                                    768.2         619.0
________________________________________________________________________________
  Reinsurance recoveries                                $   156.9      $  158.8
________________________________________________________________________________

The Company reviews all reinsurance agreements for transfer of risk and evaluates the proper accounting methods based upon the terms of the contract. If companies to which reinsurance has been ceded are unable to meet obligations under the reinsurance agreements, the Company would remain liable. Six reinsurers account for approximately 65 percent of the Company's December 31, 2000, ceded reserves for life and accident and health insurance. The remainder of such ceded reserves is spread among numerous reinsurers.

8. SURPLUS NOTES AND LINES OF CREDIT:
--------------------------------------
On February 16, 1996, the Company issued $75 million of surplus notes, due March 30, 2026. Interest is payable semi-annually on March 30 and September 30 at a
7.75 percent annual rate. Any payment of interest on or principal of the notes may be made only with the prior approval of the Commissioner of the Indiana Department of Insurance. The surplus notes may not be redeemed at the option of AUL or any holder of the surplus notes. Interest paid during 2000 and 1999 was $5.8 million in each year.

The Company has available a $125 million credit facility. No amounts have been drawn as of December 31, 2000.

9. COMMITMENTS AND CONTINGENCIES:
-----------------------------------
Various lawsuits have arisen in the ordinary course of the Company's business. In each of the matters, the Company believes the ultimate resolution of such litigation will not result in any material adverse impact to operations or financial condition of the Company.

10. ACQUISITIONS:
-----------------
During  2000,  AUL  acquired the stock of CNL  Financial  Corporation  of Macon,
Georgia, for approximately $21.5 million. The assets purchased include the operations of Cherokee National Life Insurance Company and CNL/Insurance America. CNL's operations are primarily related to the Group Financial Institutions market. The acquisition was accounted for as a purchase and resulted in present value of future profits of approximately $17 million. The proforma effects on AUL in 2000 are not significant.

During 1999, AUL entered into an agreement to purchase certain assets and business operations of the North American accident and long-term care reinsurance divisions of UnumProvident Corporation for approximately $39 million. AUL Reinsurance Management Services, LLC (AUL RMS), a newly formed subsidiary of AUL as a result of this transaction, will continue the reinsurance management activities of this business. AUL RMS has intangible assets of approximately $18 million at December 31, 2000, and amortization of intangible assets amounted to approximately $1.9 million in 2000.

In  a  separate   transaction  during  1999,  AUL  assumed  certain  reinsurance liabilities related to the participation in reinsurance pools from UnumProvident Corporation amounting to approximately $117 million.

11. STATUTORY INFORMATION:
--------------------------

AUL and State Life prepare  statutory  financial  statements in accordance  with accounting  practices  prescribed  or  permitted  by the Indiana  Department  of
Insurance. Prescribed statutory accounting practices (SAP) currently include state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners' (NAIC) publications.

A reconciliation of SAP surplus to GAAP equity at December 31 follows:

for years ended December 31                             2000(in millions) 1999
________________________________________________________________________________
 SAP surplus                                             $  538.6      $  497.4
 Deferred policy acquisition costs                          588.9         535.7
 Adjustments to policy reserves                            (291.1)       (290.9)
 Asset valuation and interest maintenance reserves           86.0          85.8
 Unrealized gain on invested assets, net                      4.5         (23.6)
 Surplus notes                                              (75.0)        (75.0)
 Deferred income taxes                                      (43.9)        (27.5)
 Other, net                                                  39.6          37.3
________________________________________________________________________________
 GAAP equity                                             $  847.6      $  739.2
________________________________________________________________________________

A reconciliation of SAP net income to GAAP net income for the years ended December 31 follows:

for years ended December 31                             2000(in millions) 1999
________________________________________________________________________________
 SAP income                                             $    49.7     $   27.9
 Deferred policy acquisition costs                           52.4         53.7
 Adjustments to policy reserves                                .9         (7.4)
 Deferred income taxes                                      (16.4)       (22.0)
 Other, net                                                  (6.3)        16.0
________________________________________________________________________________
 GAAP net income                                        $    80.3     $   68.2
________________________________________________________________________________


Life insurance companies are required to maintain certain amounts of assets on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $10.1 million at December 31, 2000.

In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance for areas where statutory accounting has been silent, and changes current statutory accounting in some areas. The Indiana Department of Insurance has adopted Codification effective January 1, 2001. The Company has determined that the adoption of the
Codification   guidance  will  not  have  a  material   effect  on  its  surplus
(unaudited).

Distributions from AUL to OneAmerica are limited by state statute and the Indiana mutual insurance holding company law. No distributions may be paid in 2001 without special approval from the Indiana Department of Insurance.

12. FAIR VALUE OF FINANCIAL INSTRUMENTS:
----------------------------------------
The fair values for financial instruments were based on various assumptions and estimates as of a specific point in time, represent liquidation values and may vary significantly from amounts that will be realized in actual transactions. Therefore, the fair values presented in the table should not be construed as the underlying value of the Company.

The disclosure of fair value information about certain financial instruments is based primarily on quoted market prices. The fair values of short-term investments and policy loans approximate the carrying amounts reported in the balance sheets. Fair values for fixed maturity and equity securities, and surplus notes are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

The fair value of the aggregate mortgage loan portfolio was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

The estimated fair values of the liabilities for interest-bearing policyholder funds approximate the statement values because interest rates credited to account balances approximate current rates paid on similar funds and are not generally guaranteed beyond one year. Fair values for other insurance reserves are not required to be disclosed. However, the estimated fair values for all insurance liabilities are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair values of certain financial instruments, along with their corresponding carrying values at December 31, 2000 and 1999, follow.

________________________________________________________________________________
                                2000       (in millions)     1999
                       Carrying        Fair        Carrying       Fair
                        Amount        Value         Amount        Value
________________________________________________________________________________
Fixed maturity securities:
  Available for sale  $2,171.9     $2,171.9      $1,859.6        $1,859.6
  Held to maturity     1,934.9      1,984.4       2,151.9         2,157.8
Equity securities         25.8         25.8          82.2            82.2
Mortgage loans         1,253.0      1,329.3       1,157.8         1,160.4
Policy loans             149.4        149.4         149.3           149.3
Surplus notes             75.0         70.6          75.0            70.2
________________________________________________________________________________

================================================================================
          No dealer, salesman or any other person is authorized by the AUL American Individual Variable Life Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.

          AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C. For further information regarding the AUL American Individual Variable Life Unit Trust, AUL and its variable products, please reference the Registration statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.

          The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.

================================================================================



                    FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE


                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)
                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS


                             Dated: August 28, 2001


================================================================================

                                     PART II

Undertaking to File Reports

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Rule 484 Undertaking

Article IX, Section 1 of the by-laws of American United Life Insurance Company(R) ("AUL") provides as follows:

         The corporation shall indemnify any director or officer or former director or officer of the corporation against expenses actually and reasonably incurred by him (and for which he is not covered by insurance) in connection with the defense of any action, suit or proceeding (unless such action, suit or proceeding is settled) in which he is made a party by reason of being or having been such director or officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding, to be liable for negligence or misconduct in the performance of his duties. The corporation may also reimburse any director or officer or former director or officer of the corporation for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of the directors not involved in the matter in controversy (whether or not a quorum) that it was to the interest of the corporation that such settlement be made and that such director or officer was not guilty of negligence or misconduct. Such rights of indemnification and reimbursement shall not be exclusive of any other rights to which such director or officer may be entitled under any By-law, agreement, vote of members or otherwise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 26(e)(2) Representation

     AUL, the sponsoring insurance company of the AUL American Individual Variable Life Unit Trust, hereby represents that the fees and charges deducted under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by AUL.


Rule 6e-3(T) Representation

     This filing is made pursuant to Rule 6e-3(T) and Rule 6c-3 under the Investment Company Act of 1940.

Contents of Registration Statement

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

                  The facing sheet.
                  Reconciliation and tie.
                  The Prospectus (including illustrations).
                  The undertaking to file reports.
                  The undertaking  pursuant to Rule 484.
                  The representation pursuant to Section 26(e)(2). The Rule 6e-3(T) representation.
                  The signatures.
                  Written consent of the following persons (included
                    in the exhibits shown below):
                    Independent Public Accountants
                    Dechert Price & Rhoads
                    Actuary

The following exhibits:

         1.       (1)      Resolution of the Board of Directors of the Depositor
                           dated July 10, 1997 concerning AUL American
                           Individual Variable Life Unit Trust(1)

                  (2)      Inapplicable

                  (3)      (a) Inapplicable

                           (b) Inapplicable

                           (c) Schedule of Sales Commissions(2)

                  (4)      Inapplicable

                  (5)      (a) Form of  Modified  Single  Premium  Variable Life
                               Insurance Policy(1)

                           (b) Form of Last Survivor Rider(1)

                           (c) Form of Waiver of Monthly Deduction Disability(1)

                           (d) Form of Guaranteed Insurance Option(1)

                           (e) Form of Children's Benefit Rider(1)

                           (f) Form of Other Insured/Same Insured Rider(1)

                           (g) Form of Waiver of Premium Disability(1)

                           (h) Form of Automatic Increase Rider(1)

                           (i) Form of Guaranteed Minimum Death Benefit Rider(1)

                           (j) Form of Accelerated Death Benefit Rider(1)

                           (k) Form of Joint  First-to-Die  Level Term Insurance
                               Rider(1)

                  (6)      (a) Certification of Articles of Merger between
                               American Central Life Insurance Company
                               and United Mutual Life Insurance Company (2)

                           (b) Articles of Merger between
                               American Central Life Insurance Company
                               and United Mutual Life Insurance Company (2)

                           (c) By-laws  of  American   United   Life   Insurance
                               Company(R) (2)

                           (d) Articles of Amendment to the Articles of
                               Incorporation of American United Life Insurance Company(R)(4)

                           (e) Amended and Restated Bylaws of American United
                               Life Insurance Company(R)(4)

                  (7)      Inapplicable

                  (8)      (a) Form of Participation  Agreement between American
                               United  Life   Insurance   Company(R)  and  Alger
                               American Fund (2)

                           (b) Form of Participation  Agreement between American
                               United Life Insurance Company(R) and American Century Variable Portfolios, Inc. (2)

                           (c) Form of Participation  Agreement between American
                               United Life Insurance Company(R) and Fidelity Variable Insurance Products Fund (2)

                           (d) Form of Participation  Agreement between American
                               United Life Insurance Company(R) and Fidelity Variable Insurance Products Fund II (2)

                           (e) Form of Participation  Agreement between American
                               United Life Insurance Company(R) and T. Rowe Price Equity Series, Inc. (2)


                           (f) Form of Participation Agreement between American
                               United   Life  Insurance  Company(R)  and INVESCO
                               Variable Investment Funds, Inc. (5)


                  (9)      Inapplicable

                  (10)     Form  of   Application   for   Flexible   Premium
                           Adjustable Variable Life Insurance Policy(5)

         2.       Opinion and consent of legal  officer of American  United Life
                  Insurance   Company(R)  as  to  legality  of  Policies   being
                  registered(1)

         3.       Inapplicable

         4.       Inapplicable

         5.       Inapplicable

         6.       Consent of Independent Accountants(5)

         7.       Consent of Dechert Price & Rhoads(1)

         8.       Opinion of Actuary(1)

         9.       Memorandum  Describing  Issuance,   Transfer,  and  Redemption
                  Procedures(1)

         10.      Powers of Attorney(4)
---------------

(1) Filed with the Registrant's initial registration statement on Form S-6 (File No. 333-32531) on July 31, 1997.

(2) Filed with the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-32531) on April 30, 1998.

(3) Incorporated herein by reference to the Post Effective Amendment No. 2 to the Registration Statement for the Modified Single Premium Variable Life Insurance Policy also funded by the Registrant (File No. 333-32553) filed with the Securities and Exchange Commission on May 1, 1999.

(4) Filed with the Registrant's Post-effective Amendment No. 5 (File 333-32531) on April 27, 2001.


(5) Filed with the Registrant's Post-effective Amendment No. 6 (File 333-32531) on August 28, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to the Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement (Form S-6) to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Indianapolis, and the State of Indiana, on the 28th day of August, 2001.


                               AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                                            (Registrant)

                               By:  American United Life Insurance Company

                               By:  __________________________________________
                                    Name:  Jerry D. Semler*
                                    Title: Chairman of the Board, President,
                                           and Chief Executive Officer




* By:      /s/ John C. Swhear
       __________________________________________
       John C. Swhear as attorney-in-fact

Date:  August 28, 2001

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                     Date
---------                           -----                     ----



_______________________________     Director                   August 28, 2001
John R. Barton*



_______________________________     Director                   August 28, 2001
William R. Brown*



_______________________________     Director                   August 28, 2001
Charles D. Lineback*



_______________________________     Director, Principal        August 28, 2001
Constance E. Lund*                  Financial and Accounting
                                    Officer



_______________________________     Director                   August 28, 2001
Dayton H. Molendorp*



_______________________________     Director                   August 28, 2001
R. Stephen Radcliffe*



_______________________________     Director                   August 28, 2001
G. David Sapp*



_______________________________     Director                   August 28, 2001
Jerry D. Semler*


_______________________________     Director                   August 28, 2001
William L. Tindall*



/s/ John C. Swhear
-------------------------------------------
*By: John C. Swhear as Attorney-in-fact

Date:  August 28, 2001

                               EXHIBITS FILED WITH
                                    FORM S-6



                For Registration Under the Securities Act of 1933
                     of Securities of Unit Investment Trust
                            Registered on Form N-8B-2




                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                  OF AMERICAN UNITED LIFE INSURANCE COMPANY(R)

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

                      Exhibit
Exhibit Number in     Numbering
Form S-6, Part II       Value                  Name of Exhibit
-----------------     ---------                ---------------

  1.8.f               EX-99.1.8.f              Form of Participation Agreement with INVESCO
                                                Variable Investment Funds, Inc.

  1.10                EX-99.1.10               Form of Application for Flexible Premium
                                               Adjustable Variable Life Insurance Policy

  6                   EX-99.6                  Consent of Independent Accountants

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